                                                                    EXHIBIT 10.3

                          SERIES A EQUIPMENT SCHEDULE

                                SCHEDULE NO. A-1
                     DATED THIS 17TH DAY OF DECEMBER, 1996
        TO MASTER LEASE AGREEMENT DATED AS OF MAY 20, 1994, AS AMENDED,
                BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION AND
                      CONTINENTAL PLASTIC CONTAINERS, INC.


Lessor & Mailing Address:               Lessee & Mailing Address:

General Electric Capital Corporation    Continental Plastic Containers, Inc.
4 North Park Drive                      301 Merritt Seven Corporate Park
Suite 500                               Norwalk, Connecticut 06856
Hunt Valley, MD 21030

This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as the "Lease"). This Equipment Schedule, incorporating by reference the terms and conditions of the Agreement, constitutes a separate instrument of lease between the Lessor specified above ("Lessor") and the Lessee specified above ("Lessee"). This Equipment Schedule is designated as a Series A Schedule.

A.  Equipment.
    ---------

          Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.  Financial Terms.
    ---------------

     1.   Capitalized Lessor's Cost: $8,023,000.00

     2.   Basic Term Lease Rate Factor:
          Installments one through fifty-four: 1.053239%; and installments
                                               ---------
          fifty-five through one hundred nine: 1.287293%.
                                               ---------
     3.   Daily Lease Rate Factor: .035107967%.
                                    ----------

     4.   Basic Term:
          One hundred nine months.
          ------------------------

     5.   Basic Term Commencement Date: January 1, 1997.
                                        ----------------

     6. Equipment Location PLANT #142, 6831 SILSBEE ROAD, HOUSTON, HARRIS COUNTY, TEXAS 77033(the "Premises")

     7.   Lessee Federal Tax ID No.:  06-1056158
                                      ----------

     8    Last Delivery Date: December 31, 1996.
                             ------------------

     9. Stipulated Loss and Termination Value: See Annex D attached for calculation of the Stipulated Loss and Termination Value of the Equipment during the Term.

     10.  FMV Special Purchase Option Date:
          Eighty three months after the Basic Term Commencement Date.

     11.  FMV Special Purchase Option Price:
          48.656% of the Capitalized Lessor's Cost.
          ------

     12. First Termination Date: three (3) years after the Basic Term Commencement Date.

C.   Tax Benefits.
     ------------

     Depreciation Deductions:

     1. Depreciation Method: 200% declining balance method, switching to straight line method for the first taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: seven (7) years.

     3.   Basis: 100% of Capitalized Lessor's Cost.

D.   Rent.
     ----

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on January 1, 1997 (the "Interim Rent Payment Date").

     2. Basic Term Rent. Commencing on January 1, 1997, and on the first day of each month thereafter during the Basic Term, Lessee shall pay, in advance, as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule. Each date for the payment of rent during the Basic Term is herein referred to as a "Rent Payment Date".

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

     3. If the Interim Rent Payment Date or any Rent Payment Date is not a Business Day, the rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut or Maryland are authorized by law or other governmental action to close.

E.   Insurance.
     ---------

     1.   Public Liability:  $10,000,000.00, total liability per occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Amendments to Master Lease Agreement.
     ------------------------------------

     Solely to the extent incorporated by reference in this Schedule, the Master Lease Agreement is further amended as follows:

     (a) Section I(b) is hereby deleted and the following is inserted in lieu thereof:

          " (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to satisfaction of the following:

                    (1) receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or the Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor:
          (i) a Schedule relating to the Equipment then to be leased hereunder,
          (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, in favor of Lessor, (iii) evidence of insurance which complies with the requirements of Section X hereof, (iv) a Collateral Assignment of Leasehold Interest in the form of Annex F to the applicable Schedule ( the 'Collateral Assignment'), together with a certified true copy of the ground lease or premises lease of the real property at the Equipment Location (v) an independent third party appraisal (by Norman Levy & Associates or another firm acceptable to Lessor) to substantiate the Equipment's fair market value and remaining economic useful life and requisite value at selected points throughout the Term (as hereinafter defined), including Lessor's residual value assumption, (vi) any available information relating to environmental issues concerning the Equipment Location specified on the applicable Schedule, (vii) satisfactory results of a search by an attorney or company satisfactory

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

          to Lessor of the Uniform Commercial Code filings with respect to Lessee in each jurisdiction in which Lessee conducts or has a place of business, (viii) certified copies of the articles of incorporation, the by-laws and applicable resolutions, and certificates of good standing and incumbency certificates, with respect to Lessee and Guarantor, as required by Lessor; (ix) opinions of counsel of Lessee and Guarantor, reasonably satisfactory in form and substance to Lessor, together with evidence of all other legal matters incident to the sale and leasing of the Equipment hereunder, as Lessor may require; (x) releases of liens and termination statements covering such of Lessee's assets as required by Lessor in connection with the sale and leasing of the Equipment hereunder, each of which shall be fully and properly executed, in recordable form, and sufficient in the opinion of counsel for Lessor to terminate the interest of the creditors of Lessee in such assets, (xi) such Uniform Commercial Code financing statements as may be required by Lessor, (xii) a certificate of an officer of Lessee confirming the placement of not less than $115,000,000 of new Senior Notes issued by Lessee, having a ten (10) year term, requiring no payment of principal until December, 2006, and of the purchase for cancellation or discharge and defeasance of $104,700,000 of Lessee's 10-3/4% Senior Secured Notes Due 2001, and that there are no unsatisfied conditions to such placement and redemption, and (xiii) such other documents as Lessor reasonably may request;

                    (2) all governmental consents, approvals or withholding of objections, necessary or appropriate in connection with the sale and leasing of the Equipment hereunder, shall have been obtained by Lessee and provided to Lessor;

                    (3) the funding of the Equipment hereunder shall occur on or before December 31, 1996;

                    (4) as of the date of execution of the Schedule, there shall have been (i) since the date of the most recent audited financial statements of Lessee, no material adverse change in the business, financial or other condition of Lessee or Guarantor, the industry in which it or they operate, the Equipment or the assets directly or indirectly securing that certain Amended and Restated Financing Agreement dated as of October 30, 1995, as amended as of December 17, 1996, as now or hereafter amended ( the "CIT Financing Agreement"), between The CIT Group/Business Credit, Inc. and Guarantor, now or hereafter owned by Lessee, or in the prospects or projections of Lessee and/or Guarantor, (ii) no litigation commenced which, if successful, would have a material adverse impact on Lessee or Guarantor, its or their businesses, or the ability of Lessee to pay its obligations pursuant to this Agreement, or which would question the validity or enforceability of this Agreement, and (iii) since the date of the most recent audited financial statements of Lessee, no material increase in the liabilities, or a material decrease in the assets, of Lessee; and

          (5) Lessee shall obtain and provide to Lessor, not more than one hundred eighty (180) days after the Basic Term Commencement Date, an Estoppel/Waiver Agreement in substantially the form attached hereto as Annex E, duly executed by each landlord and mortgagee (if applicable) with respect to the Equipment Location specified on the Schedule, in form and substance acceptable to Lessor. If Lessee fails timely to provide all such required Estoppel/Waiver Agreements, the implicit rate used to calculate the Basic Term Lease Factor specified on the Schedule shall be increased by two hundred (200) basis points from and after the expiration of such one hundred eighty (180) day period after the Basic Term Commencement Date until the date on which all required Estoppel/Waiver Agreements have been obtained and provided to Lessor.

            If all such required Estoppel/Waiver Agreements are not provided to Lessor within five hundred forty-five (545) days after the Basic Term Commencement Date, Lessor may elect (at its sole discretion) to terminate the Lease with respect to all of the Equipment described on the Schedule. On the termination date, Lessee shall purchase the Equipment on an AS IS BASIS (as hereinafter defined) for cash equal to the greater of (1) the Stipulated Loss Value, or (2) the Fair Market Value (as hereinafter defined), of the Equipment (plus all applicable sales taxes), together with all Rent and other amounts then due under such Schedule.

               Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder."

     (b) The first sentence of Section II(b) is hereby deleted and the following is inserted in lieu thereof:

          "Rent shall be paid to Lessor or its assignee at its address stated on the Schedule or, if directed by Lessor or its assignee, by remitting payments through such party's electronic payment system, except as otherwise directed by Lessor or its assignee."

     (c) The following is added to the end of Section III(b): "Such payment shall be made on an after-tax basis."

     (d) Section V(b) is hereby deleted and the following is inserted in lieu thereof:

          "(b)(i) Lessee will deliver to Lessor, within ninety (90) days of the close of each fiscal year of Lessee, Lessee's balance sheet and profit and loss statement, prepared in accordance with generally accepted accounting principles consistently applied ('GAAP') certified by a recognized firm of certified public accountants, together with Lessee's annual operating plan approved by Lessee's board of directors, which includes the monthly budget for the following year and integrates operating profits, and (ii) Lessee will deliver to Lessor quarterly, within forty-five (45) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's internally prepared consolidated income statement, statement of cash flows and balance sheet as of the end of such fiscal quarter certified by the chief financial officer of Lessee, which provides comparisons to the prior years' equivalent period and to Lessee's budget, together with a 'management letter' in form and content satisfactory to Lessor, and a certificate executed by the chief financial officer of Lessee certifying that no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time, or both, would become a Default has then occurred hereunder. In addition, upon request, Lessee shall provide to Lessor such additional financial information as reasonably may be required by Lessor."

     (e) The following is added to the end of Section V(c):

          "If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to Lessee in writing, and Lessee shall have thirty (30) days to rectify these discrepancies at its sole expense. Lessee shall pay all expenses of a re-inspection by a Lessor-appointed expert if corrective measures are required."

     (f) Section V(d) is hereby deleted and the following is inserted in lieu thereof:

          "Except as expressly set forth herein, Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule), and will not relocate the Equipment without the prior written consent of Lessor (such consent not to be unreasonably withheld). Notwithstanding the foregoing, Lessee may relocate items of the Equipment to locations within the continental United States without the prior written consent of Lessor upon satisfaction of the following conditions: (1) the aggregate Capitalized Lessor's Cost of all relocated equipment from an Equipment Location shall not exceed twenty-five percent (25%) of the original aggregate Capitalized Lessor's Cost of all of the Equipment at such Equipment Location (on an Equipment Location by Equipment Location basis). To the extent the Equipment Schedule does not give a specific dollar value for the Equipment to be relocated, then the Lessee and Lessor must mutually agree on the dollar value for the Equipment to be relocated. If Lessee and Lessor are not able to agree on a dollar value then Lessee and Lessor will mutually select an appraiser to render a value (at the expense of Lessee) and such value determined by the appraiser will be final and binding; (2) Lessee shall provide to Lessor not less than thirty (30) days' prior written notice, identifying in reasonable detail the categories or items of Equipment to be relocated, the present Equipment Location and the proposed new location; (3) Lessee shall obtain and provide to Lessor an Estoppel/Waiver Agreement in the form of Annex E to the applicable Schedule from the landlord and each mortgagee with respect to the new location, such agreements to be in form and substance satisfactory to Lessor; (4) Lessee shall provide to Lessor such Uniform Commercial Code financing statements and related documents as reasonably may be required by Lessor in connection with such relocation; and (5) all costs and expenses incurred by Lessor in connection with such relocation shall be the responsibility of Lessee and paid to Lessor upon demand. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification."

     (g) Section VI(a) is hereby deleted and the following is inserted in lieu thereof:

          "(a) The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date."

     (h) Section VI is hereby amended by inserting the following new Subsection
(e) at the end thereof:

          "(e) Provided that no Default (as hereinafter defined) shall then have occurred and be continuing, at Lessee's expense, upon thirty (30) days' prior written notice to Lessor, Lessee may elect to replace a unit of Equipment (a 'Substituted Item') with a new unit of Equipment (a 'Replacement Item'). Each Replacement Item shall be free and clear of all liens and encumbrances and shall have at least the value, residual value, utility and remaining useful life and be in as good an operating condition as the Substituted Item, assuming that the Substituted Item has been maintained in accordance with the provisions of this Agreement. Replacement pursuant hereto shall be limited to once per six (6) month period during the Term for any number of Substituted Items. The aggregate Capitalized Lessor's Cost of all Substituted Items replaced during each successive six (6) month period shall not exceed $100,000. Lessee shall pay to Lessor a fee of $2,500 in connection with each exercise by Lessee of the replacement option provided hereunder (which fee shall be applicable regardless of the number of units of Equipment replaced at any one time). Lessee shall execute and deliver to Lessor a Bill of Sale and an amended Annex A to the applicable Schedule with respect to each Replacement Item, together with such documents and instruments as reasonably may be required by Lessor in connection with such replacement, including (without limitation) Uniform Commercial Code financing statements, to be filed at Lessee's expense. Upon compliance by Lessee with the provisions hereof, Lessor will transfer to Lessee, on an AS IS BASIS (as hereinafter defined), all of Lessor's right, title and interest in and to the Substituted Item. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Substituted Item and any other matters (except that Lessor shall warrant that it conveyed whatever interest it received in such Substituted Item free and clear of any lien or encumbrance created by or through Lessor)."

     (i) The following is added to the end of the first sentence of Section VII(a):

          "and in a similar manner and fashion as if the Equipment were owned by Lessee; and in no event less than current industry standards. Lessee shall maintain the Equipment in an operable state and shall not discontinue operation of the Equipment during the Term. Lessee shall maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment, including (to the extent applicable) electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the Equipment operate to its original manufacturer's specifications."

     (j) The following is added to the end of Section XI(a):

          "Until Lessee fully has complied with the requirements of this Paragraph and Annex G, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued leasehold interest upon ten (10) days' notice to Lessee. In addition to these rents, Lessor shall have all of its other rights and remedies available as a result of this non-performance."

     (k) The following is added to the end of the first sentence of Section XII(a):

          "; there shall be an anticipatory repudiation by Plastic Containers, Inc. ('Guarantor') of its obligations pursuant to that certain Corporate Guaranty dated May 20, 1994, as now or hereafter amended (the 'Guaranty') or Guarantor shall be in Default (as such term is defined therein) under the Guaranty; or Guarantor sells, disposes or assigns any or all of its interest in or loses its management control of, Lessee; or Lessee is in default beyond any applicable notice and cure period under the Premises Lease or any other ground lease or premises lease of the Equipment Location (if the Equipment Location is leased by Lessee); or Lessee shall be in default under any material obligation for an original amount in excess of Five Million Dollars ($5,000,000) for borrowed money, for the deferred purchase price of property or any lease agreement; or Lessee is in default under any Schedule executed pursuant hereto."

     (l) Section XII(b) is hereby amended by inserting the following at the end thereof:

          "In addition to the foregoing rights, Lessor may cancel the lease pursuant to this Agreement as to any or all of the Equipment; may operate the Equipment in place (subject to the terms of any applicable premise leases with respect to the Equipment Location); may exercise any or all rights pursuant to any Deed of Trust or Collateral Assignment and/or may proceed against Guarantor pursuant to the Guaranty."

     (m) Section XIII is hereby deleted and the following is inserted in lieu thereof:

          "(a) Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of any assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee (each being herein referred to as an 'Assignee' and, collectively, as the 'Assignees') or as instructed by such Assignee. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its Assignee shall have all rights as 'Lessor' thereunder separately exercisable by such named Lessor or Assignee as the case may be, exclusively and independently of Lessor or any Assignee with respect to other Schedules executed pursuant hereto. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by such Assignee. Lessee hereby waives and agrees not to assert against any such Assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

          (b) Lessee acknowledges that it has been advised that the interest of Lessor in this Agreement, the Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more Assignees without the consent of Lessee (the 'Syndication'). Lessee agrees to cooperate with Lessor in connection with the Syndication, including the preparation of any offering materials and the participation of any relevant management of Lessee in any meetings with potential assignees, and will certify as true, correct and complete any description of Lessee and its affairs contained in such materials based upon information provided by Lessee; and the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Assignee; provided, however in no event shall Lessee be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

          (c) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto and of the Assignees."

     (n) In Section XV, each reference to "Lessor" shall be deemed to refer also to the Assignees.

     (o) Section XV is amended by adding the following new Paragraph (e):

          "(e) Lessee shall defend, indemnify and hold harmless Lessor, the Assignees, and their Affiliates, successors and assigns, directors, officers, employees and agents, from and against any Environmental Claim or Environmental Loss and, unless Lessee is then contesting in good faith such Environmental Claim or Environmental Loss and Lessee has set aside on its books appropriate reserves therefor, Lessee shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Loss.

          As used herein,

               (1) 'Adverse Environmental Condition' shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any Contaminant, odor or audible noise in violation of any Applicable Environmental Law, at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment in violation of any Applicable Environmental Law, or (iii) the violation, or alleged violation, of any Environmental Law connected with any Equipment.

               (2) 'Affiliate' shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

               (3) 'Contaminant' shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ('PCBs'), and radioactive substances.

               (4) 'Environmental Claim' shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

               (5) 'Environmental Emission' shall refer to any actual or threatened release, spill, omission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

               (6) 'Environmental Law' shall mean any Federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ('CERCLA') (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation
                              -- ---
          Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution
                                      -- ---
          Control Act (33 U.S.C. Section 1251 et seq.), the Resource
                                              -- ---
          Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the
                                                                -- ---
          Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances
                                                -- ---
          Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide,
                                              -- ---
          Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.),  and
                                                                -- ---
          the Occupational Safety and Health Act (19 U.S.C. Section 651 et
                                                                        --
          seq.), as these laws have been amended or supplemented, and any
          ---
          analogous foreign, Federal, state or local statutes, and the regulations promulgated pursuant thereto.

               (7) 'Environmental Loss' shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

               (8) 'Person' shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity."

     (p) In Section XVII(a), the words "this Agreement and all related documents" are deleted and the following inserted in lieu thereof: "this Agreement, the Schedule, the Premises Lease, the Collateral Assignment and all related documents".

     (q) In Section XVIII(a), the words "such Schedule" are deleted and the following is inserted in lieu thereof: "all Schedules designated as Series A".


     (r) Section XIX is hereby deleted and the following is inserted in lieu thereof:

          "XIX.  SPECIAL PURCHASE OPTION:

          (a) So long as no Default with respect to the payment of rent or any other sum hereunder then exists hereunder and the Term has not been earlier terminated, upon at least thirty (30) days' but not more than two hundred seventy (270) days' prior written irrevocable notice to Lessor, Lessee may purchase all (but not less than all) of the Equipment described on any Schedule designated as Series A on an AS IS BASIS, on the FMV Special Purchase Option Date specified in the applicable Schedule, for cash equal to the FMV Special Purchase Option Price of such Equipment (as specified in the applicable Schedule). Lessor and Lessee agree that the FMV Special Purchase Option Price is a reasonable prediction of the Fair Market Value of such Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of such Equipment, then at the time of such option being exercised, Lessor and Lessee shall adjust the FMV Special Purchase Option Price to reflect any addition to the price anticipated to result from such improvement.

          (b) If Lessee exercises the option specified in Paragraph (a) hereof, then on the FMV Special Purchase Option Date, Lessee shall pay to Lessor any accrued but unpaid rent then due (expressly excluding the rent due on the next succeeding Rent Payment Date) and any other sums due and unpaid on the FMV Special Purchase Option Date, together with the FMV Special Purchase Option Price, plus all applicable sales taxes, in immediately available funds.

          (c) If, at any time during the Term, Lessee determines that it wishes to terminate production at the Equipment Location specified on a Schedule designated as Series A and to cannibalize the production line by relocating items of the Equipment to other Lessee production facilities on a piece-meal basis (without relocating the entire production line), Lessee shall provide notice thereof to Lessor and, so long as no Default exists hereunder, Lessee shall terminate the lease as to all (but not less than all) items of the Equipment at such Equipment Location, as of the next Rent Payment Date (the 'Special Termination Date') upon at least ninety (90) days' prior written notice to Lessor. On the Special Termination Date, Lessee shall purchase all (but not less all such items of the Equipment on an AS IS BASIS for cash equal to the greater of (1) the then Termination Value, or (2) the then Fair Market Value, of such items of the Equipment (plus all applicable sales taxes), together with all rent and other amounts then due hereunder with respect to such items of the Equipment. At Lessor's sole discretion, if requested by Lessee, in lieu of terminating the lease Lessee may continue the lease as to certain items of the Equipment which have been relocated by Lessee in connection with the termination of production at the Equipment Location and/or may continue the lease with respect to certain items of the Equipment which remain at the Equipment Location on the applicable Schedule as to which Lessee has terminated production even though Lessee may discontinue use of such items of the Equipment. In connection with any such continued lease, Lessee shall provide to Lessor such documents and instruments as reasonably may be required by Lessor.

     (s) in Section XX(c), the fourth sentence is deleted and the following inserted in lieu thereof:

          "All notices required to be given hereunder shall be deemed adequately given if sent by certified mail, or delivered in person or by overnight courier service, to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing."

     (t) Section XX is hereby amended by inserting the following Subsections at the end thereof:

          " (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (g) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder. The obligations of Lessee under Sections III, IV, XI, and XV which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

               (h) Whether or not any Equipment is leased hereunder, Lessee shall pay upon demand all fees, commissions, costs, charges and other expenses incurred by Lessor in connection with the commitment expressed in that certain letter dated November 26, 1996, between Lessor and Lessee and the documenting and servicing of the facility described in such letter, including (but not limited to) fees and expenses of Lessor's counsel, insurance premiums, transfer taxes, lien searches and all recording fees and charges."

     (u) The following new Sections are added to the end of Agreement:

          XXI.  CHOICE OF LAW; JURISDICTION:

               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

          XXII.  CHATTEL PAPER:

               To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a

          Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked 'Original' and all other counterparts shall be marked 'Duplicate'.

          XXIII.  INTENT; TITLE; ADDITIONAL COLLATERAL:

               (a) It is the express intent of the parties that this Agreement constitute a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. The parties agree that the lease is a 'Finance Lease' as defined in Uniform Commercial Code Article 2A -- Leases ('Article 2A'). Lessee acknowledges: (a) that Lessee has selected the 'Supplier' (as defined in Article 2A) and directed Lessor to purchase the Equipment from the Supplier; (b) that Lessee has been informed in writing in this Lease, before signing this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the contract by which Lessor acquired the Equipment, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee in Article 2A and any rights now or hereafter conferred by statute or otherwise which may limit or modify any of Lessor's rights or remedies under Section XII hereof; provided, however, that such waiver shall not preclude Lessee from asserting any claim of Lessee against Lessor in a separate cause of action; and provided further that such waiver shall not affect Lessor's obligations of good faith, diligence, reasonableness and care.

               (b) Notwithstanding the express intent of the parties, should a court of competent jurisdiction determine that this Agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the lease, the Equipment, and all accessions thereto, substitutions and replacements therefor, and proceeds

          (including insurance proceeds) thereof (but without power of sale); to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee (or any affiliate of Lessee) to Lessor, now existing or hereafter created. For the purposes of this paragraph, this Agreement, the Schedule, or a photocopy of either thereof may be filed as a financing statement under the Uniform Commercial Code.

          XXIV.  END OF TERM OPTIONS:


          (a) So long as no Default exists hereunder and the Term has not been earlier terminated, Lessee may, at the expiration of the Term of the Schedule, upon at least one hundred eighty (180) days' prior written notice to Lessor, purchase all (but not less than all) of the Equipment described on such Schedule on an AS IS BASIS, for cash equal to the greater of (1) eighteen percent (18%) of the Capitalized Lessor's Cost of the Equipment, or (2) the then Fair Market Value of the Equipment (plus all applicable sales taxes ). On the Basic Term Expiration Date, Lessor shall receive in cash the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal). If Lessee fails timely to exercise the option specified herein, Lessee shall return such Equipment to Lessor in compliance with the terms of
          Section XI of the Agreement and Annex G attached to the Schedule on or prior to the date of expiration of the Term and shall pay to Lessor on the date of expiration of the Term a fee calculated as five percent (5%) of the Capitalized Lessor's Cost of such Equipment.

               (b) 'Fair Market Value' shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from the current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value at least one hundred thirty-five (135) days before expiration of the Term, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal."

     This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, Lessee and Lessor have caused this Series A Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                       LESSEE:

General Electric Capital Corporation     CONTINENTAL PLASTIC CONTAINERS, INC.

By:____________________________          By:_______________________________
Name:__________________________          Name:_____________________________
Title:_________________________          Title:____________________________



                                         Attest:


                                         By:____________________________
                                         Name:__________________________
                                         Title:_________________________

                          SERIES A EQUIPMENT SCHEDULE

                                SCHEDULE NO. A-2
                     DATED THIS 17th DAY OF DECEMBER, 1996
        TO MASTER LEASE AGREEMENT DATED AS OF MAY 20, 1994, AS AMENDED,
                BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION AND
                      CONTINENTAL PLASTIC CONTAINERS, INC.


Lessor & Mailing Address:               Lessee & Mailing Address:

MDFC Equipment Leasing Corporation      Continental Plastic Containers, Inc.
4060 Lakewood Blvd., 6th Floor          301 Merritt Seven Corporate Park
Long Beach, CA 90808                    Norwalk, Connecticut 06856


This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as the "Lease"). This Equipment Schedule, incorporating by reference the terms and conditions of the Agreement, constitutes a separate instrument of lease between the Lessor specified above ("Lessor") and the Lessee specified above ("Lessee"). This Equipment Schedule is designated as a Series A Schedule.

A.   Equipment.
     ---------

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms.
     ---------------
     1.   Capitalized Lessor's Cost: $8,303,000.00.
                                      -------------

     2.   Basic Term Lease Rate Factor:
          Installments one through fifty-four: 1.119359%; and installments
                                               --------
          fifty-five through one hundred nine: 1.368105%.
                                               --------

     3.   Daily Lease Rate Factor: .037311967%
                                   -----------

     4.   Basic Term:
          One hundred nine (109) months
          -----------------------------

     5.   Basic Term Commencement Date: January 1, 1997.
                                        ----------------

     6.   Equipment Location: Plant #123, 1300 Northwest Ave, West Chicago,
                              ---------------------------------------------
          DuPage County, IL 60185 (the "Premises").
          -----------------------------------------

     7.   Lessee Federal Tax ID No.:  06-1056158
                                      ----------

     8    Last Delivery Date: December 31, 1996.
                              ------------------

     9. Stipulated Loss and Termination Value: See Annex D attached for calculation of the Stipulated Loss and Termination Value of the Equipment during the Term.

     10.  FMV Special Purchase Option Date:
          Eighty-three (83) months after the Basic Term Commencement Date

     11.  FMV Special Purchase Option Price:
          48.75% of the Capitalized Lessor's Cost.
          -----

     12. First Termination Date: three (3) years after the Basic Term Commencement Date.

C.   Tax Benefits.
     ------------

     Depreciation Deductions:

     1. Depreciation Method: 200% declining balance method, switching to straight line method for the first taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: seven (7) years.

     3.   Basis: 100% of Capitalized Lessor's Cost.

D.   Rent.
     ----

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on January 1, 1997 (the "Interim Rent Payment Date").
---------------

     2.   Basic Term Rent.  Commencing on January 1, 1997, and on the first day
                                          ---------------
of each month thereafter during the Basic Term, Lessee shall pay, in advance, as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule. Each date for the payment of rent during the Basic Term is herein referred to as a "Rent Payment Date".

     3. If the Interim Rent Payment Date or any Rent Payment Date is not a Business Day, the rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut or Maryland are authorized by law or other governmental action to close.

E.   Insurance.
     ---------

     1.   Public Liability:  $10,000,000.00, total liability per occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Amendments to Master Lease Agreement.
     ------------------------------------

     Solely to the extent incorporated by reference in this Schedule, the Master Lease Agreement is further amended as follows:

     (a) Section I(b) is hereby deleted and the following is inserted in lieu thereof:

          "(b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to satisfaction of the following:

               (1) receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or the Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, in favor of Lessor, (iii) evidence of insurance which complies with the requirements of Section X hereof, (iv) a Collateral Assignment of Leasehold Interest in the form of Annex F to the applicable Schedule ( the 'Collateral Assignment'), together with a certified true copy of the ground lease or premises lease of the real property at the Equipment Location (v)an independent third party appraisal (by Norman Levy & Associates or another firm acceptable to Lessor) to substantiate the Equipment's fair market value and remaining economic useful life and requisite value at selected points throughout the Term (as hereinafter defined), including Lessor's residual value assumption, (vi) any available information relating to environmental issues concerning the Equipment Location specified on the applicable Schedule, (vii) satisfactory results of a search by an attorney or company satisfactory to Lessor of the Uniform

          Commercial Code filings with respect to Lessee in each jurisdiction in which Lessee conducts or has a place of business, (viii) certified copies of the articles of incorporation, the by-laws and applicable resolutions, and certificates of good standing and incumbency certificates, with respect to Lessee and Guarantor, as required by Lessor; (ix) opinions of counsel of Lessee and Guarantor, reasonably satisfactory in form and substance to Lessor, together with evidence of all other legal matters incident to the sale and leasing of the Equipment hereunder, as Lessor may require; (x) releases of liens and termination statements covering such of Lessee's assets as required by Lessor in connection with the sale and leasing of the Equipment hereunder, each of which shall be fully and properly executed, in recordable form, and sufficient in the opinion of counsel for Lessor to terminate the interest of the creditors of Lessee in such assets,
          (xi) such Uniform Commercial Code financing statements as may be required by Lessor, (xii) a certificate of an officer of Lessee confirming the placement of not less than $115,000,000 of new Senior Notes issued by Lessee, having a ten (10) year term, requiring no payment of principal until December, 2006, and of the purchase for cancellation or discharge and defeasance of $104,700,000 of Lessee's 10-3/4% Senior Secured Notes Due 2001, and that there are no unsatisfied conditions to such placement and redemption, and (xiii) such other documents as Lessor reasonably may request;

               (2) all governmental consents, approvals or withholding of objections, necessary or appropriate in connection with the sale and leasing of the Equipment hereunder, shall have been obtained by Lessee and provided to Lessor;

               (3) the funding of the Equipment hereunder shall occur on or before December 31, 1996;

               (4) as of the date of execution of the Schedule, there shall have been (i) since the date of the most recent audited financial statements of Lessee, no material adverse change in the business, financial or other condition of Lessee or Guarantor, the industry in which it or they operate, the Equipment or the assets directly or indirectly securing that certain Amended and Restated Financing Agreement dated as of October 30, 1995, as amended as of December 17, 1996, as now or hereafter amended ( the "CIT Financing Agreement"), between The CIT Group/Business Credit, Inc. and Guarantor, now or hereafter owned by Lessee, or in the prospects or projections of Lessee and/or Guarantor, (ii) no litigation commenced which, if successful, would have a material adverse impact on Lessee or Guarantor, its or their businesses, or the ability of Lessee to pay its obligations pursuant to this Agreement, or which would question the validity or enforceability of this Agreement, and (iii) since the date of the most recent audited financial statements of Lessee, no material increase in the liabilities, or a material decrease in the assets, of Lessee; and

               (5) Lessee shall obtain and provide to Lessor, not more than one hundred eighty (180) days after the Basic Term Commencement Date, an Estoppel/Waiver Agreement in substantially the form attached hereto as Annex E, duly executed by each landlord and mortgagee (if applicable) with respect to the Equipment Location specified on the Schedule, in form and substance acceptable to Lessor. If Lessee fails timely to provide all such required Estoppel/Waiver Agreements, the implicit rate used to calculate the Basic Term Lease Factor specified on the Schedule shall be increased by two hundred (200) basis points from and after the expiration of such one hundred eighty (180) day period after the Basic Term Commencement Date until the date on which all required Estoppel/Waiver Agreements have been obtained and provided to Lessor.

            If all such required Estoppel/Waiver Agreements are not provided to Lessor within such one hundred eighty (180) day period after the Basic Term Commencement Date, on or prior to the expiration of such period Lessee shall cause to be provided to Lessor an irrevocable standby letter of credit in the amount of $3,000,000 from a bank or other financial institution, and in form and substance, acceptable to Lessor, such Letter of Credit to secure the obligations of Lessee pursuant to Schedule A-2 and to be released on the date that all required Estoppel/Waiver Agreements have been obtained and provided to Lessor (provided that no Default or event which, with the giving of notice, or the lapse of time, or both, would constitute a Default has then occurred and is continuing hereunder.]

               Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder."

     (b) The first sentence of Section II(b) is hereby deleted and the following is inserted in lieu thereof:

          "Rent shall be paid to Lessor or its assignee at its address stated on the Schedule or, if directed by Lessor or its assignee, by remitting payments through such party's electronic payment system, except as otherwise directed by Lessor or its assignee."

     (c) The following is added to the end of Section III(b): "Such payment shall be made on an after-tax basis."

     (d) Section V(b) is hereby deleted and the following is inserted in lieu thereof:

          "(b)(i) Lessee will deliver to Lessor, within ninety (90) days of the close of each fiscal year of Lessee, Lessee's balance sheet and profit and loss statement, prepared in accordance with generally accepted accounting principles consistently applied ('GAAP') certified by a recognized firm of certified public accountants, together with Lessee's annual operating plan approved by Lessee's board of directors, which includes the monthly budget for the following year and integrates operating profits, and (ii) Lessee will deliver to Lessor quarterly, within forty-five (45) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's internally prepared consolidated income statement, statement of cash flows and balance sheet as of the end of such fiscal quarter certified by the chief financial officer of Lessee, which provides comparisons to the prior years' equivalent period and to Lessee's budget, together with a 'management letter' in form and content satisfactory to Lessor, and a certificate executed by the chief financial officer of Lessee certifying that no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time, or both, would become a Default has then occurred hereunder. In addition, upon request, Lessee shall provide to Lessor such additional financial information as reasonably may be required by Lessor."

     (e) The following is added to the end of Section V(c):

          "If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to Lessee in writing, and Lessee shall have thirty (30) days to rectify these discrepancies at its sole expense. Lessee shall pay all expenses of a re-inspection by a Lessor-appointed expert if corrective measures are required."

     (f) Section V(d) is hereby deleted and the following is inserted in lieu thereof:

          "Except as expressly set forth herein, Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule), and will not relocate the Equipment without the prior written consent of Lessor (such consent not to be unreasonably withheld). Notwithstanding the foregoing, Lessee may relocate items of the Equipment to locations within the continental United States without the prior written consent of Lessor upon satisfaction of the following conditions: (1) the aggregate Capitalized Lessor's Cost of all relocated equipment from an Equipment Location shall not exceed twenty-five percent (25%) of the original aggregate Capitalized Lessor's Cost of all of the Equipment at such Equipment Location (on an Equipment Location by Equipment Location basis); (2) Lessee shall provide to Lessor not less than thirty (30) days' prior written notice, identifying in reasonable detail the categories or items of Equipment to be relocated, the present Equipment Location and the proposed new location; (3) Lessee shall obtain and provide to Lessor an Estoppel/Waiver Agreement in the form of Annex E to the applicable Schedule from the landlord and each mortgagee with respect to the new location, such agreements to be in form and substance satisfactory to Lessor; (4) Lessee shall provide to Lessor such Uniform Commercial Code financing statements and related documents as reasonably may be required by Lessor in connection with such relocation; and (5) all costs and expenses incurred by Lessor in connection with such relocation shall be the responsibility of Lessee and paid to Lessor upon demand. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification."

     (g) Section VI(a) is hereby deleted and the following is inserted in lieu thereof:

          "(a) The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date."

     (h) Section VI is hereby amended by inserting the following new Subsection
(e) at the end thereof:

          "(e) Provided that no Default (as hereinafter defined) shall then have occurred and be continuing, at Lessee's expense, upon thirty (30) days' prior written notice to Lessor, Lessee may elect to replace a unit of Equipment (a 'Substituted Item') with a new unit of

          Equipment (a 'Replacement Item'). Each Replacement Item shall be free and clear of all liens and encumbrances and shall have at least the value, residual value, utility and remaining useful life and be in as good an operating condition as the Substituted Item, assuming that the Substituted Item has been maintained in accordance with the provisions of this Agreement. Replacement pursuant hereto shall be limited to once per six (6) month period during the Term for any number of Substituted Items. The aggregate Capitalized Lessor's Cost of all Substituted Items replaced during each successive six (6) month period shall not exceed $100,000. Lessee shall pay to Lessor a fee of $2,500 in connection with each exercise by Lessee of the replacement option provided hereunder (which fee shall be applicable regardless of the number of units of Equipment replaced at any one time). Lessee shall execute and deliver to Lessor a Bill of Sale and an amended Annex A to the applicable Schedule with respect to each Replacement Item, together with such documents and instruments as reasonably may be required by Lessor in connection with such replacement, including (without limitation) Uniform Commercial Code financing statements, to be filed at Lessee's expense. Upon compliance by Lessee with the provisions hereof, Lessor will transfer to Lessee, on an AS IS BASIS (as hereinafter defined), all of Lessor's right, title and interest in and to the Substituted Item. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Substituted Item and any other matters (except that Lessor shall warrant that it conveyed whatever interest it received in such Substituted Item free and clear of any lien or encumbrance created by or through Lessor)."

     (i) The following is added to the end of the first sentence of Section VII(a):

          "and in a similar manner and fashion as if the Equipment were owned by Lessee; and in no event less than current industry standards. Lessee shall maintain the Equipment in an operable state and shall not discontinue operation of the Equipment during the Term. Lessee shall maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment, including (to the extent applicable) electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the Equipment operate to its original manufacturer's specifications."

     (j) The following is added to the end of Section XI(a):

          "Until Lessee fully has complied with the requirements of this Paragraph and Annex G, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued leasehold interest upon ten (10) days' notice to Lessee. In addition to these rents, Lessor shall have all of its other rights and remedies available as a result of this non-performance."

     (k) The following is added to the end of the first sentence of Section XII(a):

          "; there shall be an anticipatory repudiation by Plastic Containers, Inc. ('Guarantor') of its obligations pursuant to that certain Corporate Guaranty dated May 20, 1994, as now or hereafter amended (the 'Guaranty') or Guarantor shall be in Default (as such term is defined therein) under the Guaranty; or Guarantor sells, disposes or assigns any or all of its interest in or loses its management control of, Lessee; or Lessee is in default beyond any applicable notice and cure period under the Premises Lease or any other ground lease or premises lease of the Equipment Location (if the Equipment Location is leased by Lessee); or Lessee shall be in default under any material obligation for an original amount in excess of Five Million Dollars ($5,000,000) for borrowed money, for the deferred purchase price of property or any lease agreement; or Lessee is in default under any Schedule executed pursuant hereto."

     (l) Section XII(b) is hereby amended by inserting the following at the end thereof:

          "In addition to the foregoing rights, Lessor may cancel the lease pursuant to this Agreement as to any or all of the Equipment; may operate the Equipment in place (subject to the terms of any applicable premise leases with respect to the Equipment Location); may exercise any or all rights pursuant to any Deed of Trust or Collateral Assignment and/or may proceed against Guarantor pursuant to the Guaranty."

     (m) Section XIII is hereby deleted and the following is inserted in lieu thereof:

          "(a) Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule.

          Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of any assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee (each being herein referred to as an 'Assignee' and, collectively, as the 'Assignees') or as instructed by such Assignee. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its Assignee shall have all rights as 'Lessor' thereunder separately exercisable by such named Lessor or Assignee as the case may be, exclusively and independently of Lessor or any Assignee with respect to other Schedules executed pursuant hereto. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by such Assignee. Lessee hereby waives and agrees not to assert against any such Assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

          (b) Lessee acknowledges that it has been advised that the interest of Lessor in this Agreement, the Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more Assignees without the consent of Lessee (the 'Syndication'). Lessee agrees to cooperate with Lessor in connection with the Syndication, including the preparation of any offering materials and the participation of any relevant management of Lessee in any meetings with potential assignees, and will certify as true, correct and complete any description of Lessee and its affairs contained in such materials based upon information provided by Lessee; and the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Assignee; provided, however in no event shall Lessee be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

          (c) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto and of the Assignees."

     (n) In Section XV, each reference to "Lessor" shall be deemed to refer also to the Assignees.

     (o) Section XV is amended by adding the following new Paragraph (e):

          "(e) Lessee shall defend, indemnify and hold harmless Lessor, the Assignees, and their Affiliates, successors and assigns, directors, officers, employees and agents, from and against any Environmental Claim or Environmental Loss and, unless Lessee is then contesting in good faith such Environmental Claim or Environmental Loss and Lessee has set aside on its books appropriate reserves therefor, Lessee shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Loss.

     As used herein,

               (1) 'Adverse Environmental Condition' shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any Contaminant, odor or audible noise in violation of any Applicable Environmental Law, at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment in violation of any Applicable Environmental Law, or (iii) the violation, or alleged violation, of any Environmental Law connected with any Equipment.

               (2) 'Affiliate' shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

               (3) 'Contaminant' shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ('PCBs'), and radioactive substances.

               (4) 'Environmental Claim' shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

               (5) 'Environmental Emission' shall refer to any actual or threatened release, spill, omission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

               (6) 'Environmental Law' shall mean any Federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ('CERCLA') (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation
                              -- ---
          Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution
                                      -- ---
          Control Act (33 U.S.C. Section 1251 et seq.), the Resource
                                              -- ---
          Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the
                                                                -- ---
          Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances
                                                -- ---
          Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide,
                                              -- ---
          Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.),  and
                                                                -- ---
          the Occupational Safety and Health Act (19 U.S.C. Section 651 et
                                                                        --
          seq.), as these laws have been amended or supplemented, and any
          ---
          analogous foreign, Federal, state or local statutes, and the regulations promulgated pursuant thereto.

               (7) 'Environmental Loss' shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

               (8) 'Person' shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity."

     (p) In Section XVII(a), the words "this Agreement and all related documents" are deleted and the following inserted in lieu thereof: "this Agreement, the Schedule, the Premises Lease, the Collateral Assignment and all related documents".

     (q) In Section XVIII(a), the words "such Schedule" are deleted and the following is inserted in lieu thereof: "all Schedules designated as Series A".

     (r) Section XIX is hereby deleted and the following is inserted in lieu thereof:

          "XIX.  SPECIAL PURCHASE OPTION:

          (a) So long as no Default with respect to the payment of rent or any other sum hereunder then exists hereunder and the Term has not been earlier terminated, upon at least thirty (30) days' but not more than two hundred seventy (270) days' prior written irrevocable notice to Lessor, Lessee may purchase all (but not less than all) of the Equipment described on any Schedule designated as Series A on an AS IS BASIS, on the FMV Special Purchase Option Date specified in the applicable Schedule, for cash equal to the FMV Special Purchase Option Price of such Equipment (as specified in the applicable Schedule). Lessor and Lessee agree that the FMV Special Purchase Option Price is a reasonable prediction of the Fair Market Value of such Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of such Equipment, then at the time of such option being exercised, Lessor and Lessee shall adjust the FMV Special Purchase Option Price to reflect any addition to the price anticipated to result from such improvement.

          (b) If Lessee exercises the option specified in Paragraph (a) hereof, then on the FMV Special Purchase Option Date, Lessee shall pay to Lessor any accrued but unpaid rent then due (expressly excluding the rent due on the next succeeding Rent Payment Date) and any other sums due and unpaid on the FMV Special Purchase Option Date, together with the FMV Special Purchase Option Price, plus all applicable sales taxes, in immediately available funds.

          (c) If, at any time during the Term, Lessee determines that it wishes to terminate production at the Equipment Location specified on a Schedule designated as Series A and to cannibalize the production line by relocating items of the Equipment to other Lessee production facilities on a piece-meal basis (without relocating the entire production line), Lessee shall provide notice thereof to Lessor and, so long as no Default exists hereunder, Lessee shall terminate the lease as to all items of the Equipment at such Equipment Location, as of the next Rent Payment Date (the 'Special Termination Date') upon at least ninety (90) days' prior written notice to Lessor. On the Special Termination Date, Lessee shall purchase all such items of the Equipment on an AS IS BASIS for cash equal to the greater of (1) the then Termination Value, or (2) the then Fair Market Value, of such items of the Equipment (plus all applicable sales taxes), together with all rent and other amounts then due hereunder with respect to such items of the Equipment. At Lessor's sole discretion, if requested by Lessee, in lieu of terminating the lease Lessee may continue the lease as to certain items of the Equipment which have been relocated by Lessee in connection with the termination of production at the Equipment Location and/or may continue the lease with respect to certain items of the Equipment which remain at the Equipment Location on the applicable Schedule as to which Lessee has terminated production even though Lessee may discontinue use of such items of the Equipment. In connection with any such continued lease, Lessee shall provide to Lessor such documents and instruments as reasonably may be required by Lessor.

     (s) in Section XX(c), the fourth sentence is deleted and the following inserted in lieu thereof:

          "All notices required to be given hereunder shall be deemed adequately given if sent by certified mail, or delivered in person or by overnight courier service, to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing."

     (t) Section XX is hereby amended by inserting the following Subsections at the end thereof:

          " (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (g) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder. The obligations of Lessee under Sections III, IV, XI, and XV which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

               (h) Whether or not any Equipment is leased hereunder, Lessee shall pay upon demand all fees, commissions, costs, charges and other expenses incurred by Lessor in connection with the commitment expressed in that certain letter dated November 26, 1996, between Lessor and Lessee and the documenting and servicing of the facility described in such letter, including (but not limited to) fees and expenses of Lessor's counsel, insurance premiums, transfer taxes, lien searches and all recording fees and charges."

     (u) The following new Sections are added to the end of Agreement:

          XXI.  CHOICE OF LAW; JURISDICTION:

               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

          XXII.  CHATTEL PAPER:

               To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked 'Original' and all other counterparts shall be marked 'Duplicate'.

          XXIII.  INTENT; TITLE; ADDITIONAL COLLATERAL:

               (a) It is the express intent of the parties that this Agreement constitute a true lease and not a sale of the Equipment.

          Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. The parties agree that the lease is a 'Finance Lease' as defined in Uniform Commercial Code Article 2A -- Leases ('Article 2A'). Lessee acknowledges: (a) that Lessee has selected the 'Supplier' (as defined in Article 2A) and directed Lessor to purchase the Equipment from the Supplier; (b) that Lessee has been informed in writing in this Lease, before signing this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the contract by which Lessor acquired the Equipment, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee in Article 2A and any rights now or hereafter conferred by statute or otherwise which may limit or modify any of Lessor's rights or remedies under Section XII hereof; provided, however, that such waiver shall not preclude Lessee from asserting any claim of Lessee against Lessor in a separate cause of action; and provided further that such waiver shall not affect Lessor's obligations of good faith, diligence, reasonableness and care.

               (b) Notwithstanding the express intent of the parties, should a court of competent jurisdiction determine that this Agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the lease, the Equipment, and all accessions thereto, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee (or any affiliate of Lessee) to Lessor, now existing or hereafter created. For the purposes of this paragraph, this Agreement, the Schedule, or a photocopy of either thereof may be filed as a financing statement under the Uniform Commercial Code.

          XXIV.  END OF TERM OPTIONS:

                 (a) So long as no Default exists hereunder and the Term has not been earlier terminated, Lessee may, at the expiration of the Term of the Schedule, upon at least one hundred eighty (180) days' prior written notice to Lessor, purchase all (but not less than all) of the Equipment described on such Schedule on an AS IS BASIS, for cash equal to the greater of (1) eighteen percent (18%) of the Capitalized Lessor's Cost of the Equipment, or (2) the then Fair Market Value of the Equipment (plus all applicable sales taxes ). On the Basic Term Expiration Date, Lessor shall receive in cash the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal). If Lessee fails timely to exercise the option specified herein, Lessee shall return such Equipment to Lessor in compliance with the terms of
          Section XI of the Agreement and Annex G attached to the Schedule on or prior to the date of expiration of the Term and shall pay to Lessor on the date of expiration of the Term a fee calculated as five percent (5%) of the Capitalized Lessor's Cost of such Equipment.

               (b) 'Fair Market Value' shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from the current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value at least one hundred thirty-five (135) days before expiration of the Term, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal."

     This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Series A Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                    LESSEE:

MDFC EQUIPMENT LEASING                     CONTINENTAL PLASTIC CONTAINERS, INC.
CORPORATION


By:_____________________________           By:_____________________________
Name:___________________________           Name:___________________________
Title:__________________________           Title:__________________________



                                           Attest:


                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                          SERIES A EQUIPMENT SCHEDULE

                                SCHEDULE NO. A-3
                     DATED THIS 17TH DAY OF DECEMBER, 1996
        TO MASTER LEASE AGREEMENT DATED AS OF MAY 20, 1994, AS AMENDED,
                BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION AND
                      CONTINENTAL PLASTIC CONTAINERS, INC.


Lessor & Mailing Address:               Lessee & Mailing Address:

Mellon US Leasing, a Division of Mellon
Equipment Leasing                       Continental Plastic Containers, Inc.
733 Front Street                        301 Merritt Seven Corporate Park
San Francisco, CA 94111                 Norwalk, Connecticut 06856


This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as the "Lease"). This Equipment Schedule, incorporating by reference the terms and conditions of the Agreement, constitutes a separate instrument of lease between the Lessor specified above ("Lessor") and the Lessee specified above ("Lessee"). This Equipment Schedule is designated as a Series A Schedule.

A.   Equipment.
     ---------

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms.
     ---------------

     1.   Capitalized Lessor's Cost: $7,435,130.00
                                      ------------

     2.   Basic Term Lease Rate Factor:
          Installments one through forty-four: 1.156655%; and installments
                                               --------
          forty-five through eighty-eight: 1.278408%.
                                           --------

     3.    Daily Lease Rate Factor:.038555%.

     4.    Basic Term:
           Eighty-eight (88) months.
           ------------------------

     5.   Basic Term Commencement Date: January 1, 1997.
                                        ----------------

     6.   Equipment Location:  Plant #145, 2727 E. Higgins Road, Elk Grove, Cook
                               -------------------------------------------------
          County, IL 60007
          -----------------
          ("the Premises")
          ----------------

     7.   Lessee Federal Tax ID No.:  06-1056158
                                      ----------

     8.   Last Delivery Date: December 31, 1996.
                              ------------------

     9. Stipulated Loss and Termination Value: See Annex D attached for calculation of the Stipulated Loss and Termination Value of the Equipment during the Term.

     10.  FMV Special Purchase Option Date:
          Seventy-eight (78) months after the Basic Term Commencement Date.

     11.  FMV Special Purchase Option Price:
          46.10% of the Capitalized Lessor's Cost.
          -----

     12. First Termination Date: three (3) years after the Basic Term Commencement Date.

C.   Tax Benefits.
     ------------

     Depreciation Deductions:

     1. Depreciation Method: 200% declining balance method, switching to straight line method for the first taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: seven (7) years.

     3.   Basis: 100% of Capitalized Lessor's Cost.

D.   Rent.
     ----

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on January 1, 1997 (the "Interim Rent Payment Date").

     2. Basic Term Rent. Commencing on January 1, 1997, and on the first day of each month thereafter during the Basic Term, Lessee shall pay, in advance, as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule. Each date for the payment of rent during the Basic Term is herein referred to as a "Rent Payment Date".

     3. If the Interim Rent Payment Date or any Rent Payment Date is not a Business Day, the rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut or Maryland are authorized by law or other governmental action to close.

E.   Insurance.
     ---------

     1.   Public Liability:  $10,000,000.00, total liability per occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Amendments to Master Lease Agreement.
     ------------------------------------

     Solely to the extent incorporated by reference in this Schedule, the Master Lease Agreement is further amended as follows:

     (a) Section I(b) is hereby deleted and the following is inserted in lieu thereof:

          " (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to satisfaction of the following:

                    (1) receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or the Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor:
          (i) a Schedule relating to the Equipment then to be leased hereunder,
          (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, in favor of Lessor, (iii) evidence of insurance which complies with the requirements of Section X hereof, (iv) a Collateral Assignment of Leasehold Interest in the form of Annex F to the applicable Schedule ( the 'Collateral Assignment'), together with a certified true copy of the ground lease or premises lease of the real property at the Equipment Location (v) an independent third party appraisal (by Norman Levy & Associates or another firm acceptable to Lessor) to substantiate the Equipment's fair market value and remaining economic useful life and requisite value at selected points throughout the Term (as hereinafter defined), including Lessor's residual value assumption, (vi) any available information relating to environmental issues concerning the Equipment Location specified on the applicable Schedule, (vii) satisfactory results of a search by an attorney or company satisfactory to Lessor of the Uniform Commercial Code filings with respect to Lessee in each jurisdiction in which Lessee conducts or has a place of business,
          (viii) certified copies of the articles of incorporation, the by-laws and applicable resolutions, and certificates of good standing and incumbency certificates, with respect to Lessee and Guarantor, as required by Lessor; (ix) opinions of counsel of Lessee and Guarantor, reasonably satisfactory in form and substance to Lessor, together with evidence of all other legal matters incident to the sale and leasing of the Equipment hereunder, as Lessor may require; (x) releases of liens and termination statements covering such of Lessee's assets as required by Lessor in connection with the sale and leasing of the Equipment hereunder, each of which shall be fully and properly executed, in recordable form, and sufficient in the opinion of counsel for Lessor to terminate the interest of the creditors of Lessee in such assets, (xi) such Uniform Commercial Code financing statements as may be required by Lessor, (xii) a certificate of an officer of Lessee confirming the placement of not less than $115,000,000 of new Senior Notes issued by Lessee, having a ten (10) year term, requiring no payment of principal until December, 2006, and of the purchase for cancellation or discharge and defeasance of $104,700,000 of Lessee's 10-3/4% Senior Secured Notes Due 2001, and that there are no unsatisfied conditions to such placement and redemption, and (xiii) such other documents as Lessor reasonably may request;

                    (2) all governmental consents, approvals or withholding of objections, necessary or appropriate in connection with the sale and leasing of the Equipment hereunder, shall have been obtained by Lessee and provided to Lessor;

                    (3) the funding of the Equipment hereunder shall occur on or before December 31, 1996;

                    (4) as of the date of execution of the Schedule, there shall have been (i) since the date of the most recent audited financial statements of Lessee, no material adverse change in the business, financial or other condition of Lessee or Guarantor, the industry in which it or they operate, the Equipment or the assets directly or indirectly securing that certain Amended and Restated

          Financing Agreement dated as of October 30, 1995, as amended as of December 17, 1996, as now or hereafter amended ( the "CIT Financing Agreement"), between The CIT Group/Business Credit, Inc. and Guarantor, now or hereafter owned by Lessee, or in the prospects or projections of Lessee and/or Guarantor, (ii) no litigation commenced which, if successful, would have a material adverse impact on Lessee or Guarantor, its or their businesses, or the ability of Lessee to pay its obligations pursuant to this Agreement, or which would question the validity or enforceability of this Agreement, and (iii) since the date of the most recent audited financial statements of Lessee, no material increase in the liabilities, or a material decrease in the assets, of Lessee; and

                    (5) Lessee shall obtain and provide to Lessor, not more than one hundred eighty (180) days after the Basic Term Commencement Date, an Estoppel/Waiver Agreement in substantially the form attached hereto as Annex E, duly executed by each landlord and mortgagee (if applicable) with respect to the Equipment Location specified on the Schedule, in form and substance acceptable to Lessor. If Lessee fails timely to provide all such required Estoppel/Waiver Agreements, the implicit rate used to calculate the Basic Term Lease Factor specified on the Schedule shall be increased by two hundred (200) basis points from and after the expiration of such one hundred eighty (180) day period after the Basic Term Commencement Date until the date on which all required Estoppel/Waiver Agreements have been obtained and provided to Lessor.

          If all such required Estoppel/Waiver Agreements are not provided to Lessor within such one hundred eighty (180) day period after the Basic Term Commencement Date, on or prior to the expiration of such period Lessee shall cause to be provided to Lessor an irrevocable standby letter of credit in the amount of $3,000,000 from a bank or other financial institution, and in form and substance, acceptable to Lessor, such Letter of Credit to secure the obligations of Lessee pursuant to Schedule A-3 and to be released on the date that all required Estoppel/Waiver Agreements have been obtained and provided to Lessor (provided that no Default or event which, with the giving of notice, or the lapse of time, or both, would constitute a Default has then occurred and is continuing hereunder.

               Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex

          C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder."

     (b) The first sentence of Section II(b) is hereby deleted and the following is inserted in lieu thereof:

          "Rent shall be paid to Lessor or its assignee at its address stated on the Schedule or, if directed by Lessor or its assignee, by remitting payments through such party's electronic payment system, except as otherwise directed by Lessor or its assignee."

     (c) The following is added to the end of Section III(b): "Such payment shall be made on an after-tax basis."

     (d) Section V(b) is hereby deleted and the following is inserted in lieu thereof:

          "(b)(i) Lessee will deliver to Lessor, within ninety (90) days of the close of each fiscal year of Lessee, Lessee's balance sheet and profit and loss statement, prepared in accordance with generally accepted accounting principles consistently applied ('GAAP') certified by a recognized firm of certified public accountants, together with Lessee's annual operating plan approved by Lessee's board of directors, which includes the monthly budget for the following year and integrates operating profits, and (ii) Lessee will deliver to Lessor quarterly, within forty-five (45) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's internally prepared consolidated income statement, statement of cash flows and balance sheet as of the end of such fiscal quarter certified by the chief financial officer of Lessee, which provides comparisons to the prior years' equivalent period and to Lessee's budget, together with a 'management letter' in form and content satisfactory to Lessor, and a certificate executed by the chief financial officer of Lessee certifying that no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time, or both, would become a Default has then occurred hereunder. In addition, upon request, Lessee shall provide to Lessor such additional financial information as reasonably may be required by Lessor."

     (e) The following is added to the end of Section V(c):

          "If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to Lessee in writing, and Lessee shall have thirty (30) days to rectify these discrepancies at its sole expense. Lessee shall pay all expenses of a re-inspection by a Lessor-appointed expert if corrective measures are required."

     (f) Section V(d) is hereby deleted and the following is inserted in lieu thereof:

          "Except as expressly set forth herein, Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule), and will not relocate the Equipment without the prior written consent of Lessor (such consent not to be unreasonably withheld). Notwithstanding the foregoing, Lessee may relocate items of the Equipment to locations within the continental United States without the prior written consent of Lessor upon satisfaction of the following conditions: (1) the aggregate Capitalized Lessor's Cost of all relocated equipment from an Equipment Location shall not exceed twenty-five percent (25%) of the original aggregate Capitalized Lessor's Cost of all of the Equipment at such Equipment Location (on an Equipment Location by Equipment Location basis); (2) Lessee shall provide to Lessor not less than thirty (30) days' prior written notice, identifying in reasonable detail the categories or items of Equipment to be relocated, the present Equipment Location and the proposed new location; (3) Lessee shall obtain and provide to Lessor an Estoppel/Waiver Agreement in the form of Annex E to the applicable Schedule from the landlord and each mortgagee with respect to the new location, such agreements to be in form and substance satisfactory to Lessor; (4) Lessee shall provide to Lessor such Uniform Commercial Code financing statements and related documents as reasonably may be required by Lessor in connection with such relocation; and (5) all costs and expenses incurred by Lessor in connection with such relocation shall be the responsibility of Lessee and paid to Lessor upon demand. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification."

     (g) Section VI(a) is hereby deleted and the following is inserted in lieu thereof:

          "(a) The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date."

     (h) Section VI is hereby amended by inserting the following new Subsection
(e) at the end thereof:

          "(e) Provided that no Default (as hereinafter defined) shall then have occurred and be continuing, at Lessee's expense, upon thirty (30) days' prior written notice to Lessor, Lessee may elect to replace a unit of Equipment (a 'Substituted Item') with a new unit of Equipment (a 'Replacement Item'). Each Replacement Item shall be free and clear of all liens and encumbrances and shall have at least the value, residual value, utility and remaining useful life and be in as good an operating condition as the Substituted Item, assuming that the Substituted Item has been maintained in accordance with the provisions of this Agreement. Replacement pursuant hereto shall be limited to once per six (6) month period during the Term for any number of Substituted Items. The aggregate Capitalized Lessor's Cost of all Substituted Items replaced during each successive six (6) month period shall not exceed $100,000. Lessee shall pay to Lessor a fee of $2,500 in connection with each exercise by Lessee of the replacement option provided hereunder (which fee shall be applicable regardless of the number of units of Equipment replaced at any one time). Lessee shall execute and deliver to Lessor a Bill of Sale and an amended Annex A to the applicable Schedule with respect to each Replacement Item, together with such documents and instruments as reasonably may be required by Lessor in connection with such replacement, including (without limitation) Uniform Commercial Code financing statements, to be filed at Lessee's expense. Upon compliance by Lessee with the provisions hereof, Lessor will transfer to Lessee, on an AS IS BASIS (as hereinafter defined), all of Lessor's right, title and interest in and to the Substituted Item. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Substituted Item and any other matters (except that Lessor shall warrant that it conveyed whatever interest it received in such Substituted Item free and clear of any lien or encumbrance created by or through Lessor)."

     (i) The following is added to the end of the first sentence of Section VII(a):

          "and in a similar manner and fashion as if the Equipment were owned by Lessee; and in no event less than current industry standards. Lessee shall maintain the Equipment in an operable state and shall not discontinue operation of the Equipment during the Term. Lessee shall maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment, including (to the extent applicable) electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the Equipment operate to its original manufacturer's specifications."

     (j) The following is added to the end of Section XI(a):

          "Until Lessee fully has complied with the requirements of this Paragraph and Annex G, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued leasehold interest upon ten (10) days' notice to Lessee. In addition to these rents, Lessor shall have all of its other rights and remedies available as a result of this non-performance."

     (k) The following is added to the end of the first sentence of Section XII(a):

          "; there shall be an anticipatory repudiation by Plastic Containers, Inc. ('Guarantor') of its obligations pursuant to that certain Corporate Guaranty dated May 20, 1994, as now or hereafter amended (the 'Guaranty') or Guarantor shall be in Default (as such term is defined therein) under the Guaranty; or Guarantor sells, disposes or assigns any or all of its interest in or loses its management control of, Lessee; or Lessee is in default beyond any applicable notice and cure period under the Premises Lease or any other ground lease or premises lease of the Equipment Location (if the Equipment Location is leased by Lessee); or Lessee shall be in default under any material obligation for an original amount in excess of Five Million Dollars ($5,000,000) for borrowed money, for the deferred purchase price of property or any lease agreement; or Lessee is in default under any Schedule executed pursuant hereto." The occurance of any of the defaults in this Section XIIa are herewith collectively called the "Defaults."

     (l) Section XII(b) is hereby amended by inserting the following at the end thereof:

          "In addition to the foregoing rights, Lessor may cancel the lease pursuant to this Agreement as to any or all of the Equipment; may operate the Equipment in place (subject to the terms of any applicable premise leases with respect to the Equipment Location); may exercise any or all rights pursuant to any Deed of Trust or Collateral Assignment and/or may proceed against Guarantor pursuant to the Guaranty."

     (m) Section XIII is hereby deleted and the following is inserted in lieu thereof:

          "(a) Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of any assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee (each being herein referred to as an 'Assignee' and, collectively, as the 'Assignees') or as instructed by such Assignee. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its Assignee shall have all rights as 'Lessor' thereunder separately exercisable by such named Lessor or Assignee as the case may be, exclusively and independently of Lessor or any Assignee with respect to other Schedules executed pursuant hereto. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by such Assignee. Lessee hereby waives and agrees not to assert against any such Assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

          (b) Lessee acknowledges that it has been advised that the interest of Lessor in this Agreement, the Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more Assignees without the consent of Lessee (the 'Syndication'). Lessee agrees to cooperate with Lessor in connection with the Syndication, including the preparation of any offering materials and the participation of any relevant management of Lessee in any meetings with potential assignees, and will certify as true, correct and complete any description of Lessee and its affairs contained in such materials based upon information provided by Lessee; and the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Assignee; provided, however in no event shall Lessee be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

          (c) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto and of the Assignees."

     (n) In Section XV, each reference to "Lessor" shall be deemed to refer also to the Assignees.

     (o) Section XV is amended by adding the following new Paragraph (e):

          "(e) Lessee shall defend, indemnify and hold harmless Lessor, the Assignees, and their Affiliates, successors and assigns, directors, officers, employees and agents, from and against any Environmental Claim or Environmental Loss and, unless Lessee is then contesting in good faith such Environmental Claim or Environmental Loss and Lessee has set aside on its books appropriate reserves therefor, Lessee shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Loss.

          As used herein,

               (1) 'Adverse Environmental Condition' shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any Contaminant, odor or audible noise in violation of any Applicable Environmental Law, at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment in violation of any Applicable Environmental Law, or (iii) the violation, or alleged violation, of any Environmental Law connected with any Equipment.

               (2) 'Affiliate' shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

               (3) 'Contaminant' shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ('PCBs'), and radioactive substances.

               (4) 'Environmental Claim' shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

               (5) 'Environmental Emission' shall refer to any actual or threatened release, spill, omission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

               (6) 'Environmental Law' shall mean any Federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ('CERCLA') (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation
                              -- ---
          Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution
                                      -- ---
          Control Act (33 U.S.C. Section 1251 et seq.), the Resource
                                              -- ---
          Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the
                                                                -- ---
          Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances
                                                -- ---
          Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide,
                                              -- ---
          Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.),  and
                                                                -- ---
          the Occupational Safety and Health Act (19 U.S.C. Section 651 et
                                                                        --
          seq.), as these laws have been amended or supplemented, and any
          ---
          analogous foreign, Federal, state or local statutes, and the regulations promulgated pursuant thereto.

               (7) 'Environmental Loss' shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

               (8) 'Person' shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity."

     (p) In Section XVII(a), the words "this Agreement and all related documents" are deleted and the following inserted in lieu thereof: "this Agreement, the Schedule, the Premises Lease, the Collateral Assignment and all related documents".

     (q) In Section XVIII(a), the words "such Schedule" are deleted and the following is inserted in lieu thereof: "all Schedules designated as Series A".

     (r) The following new Paragraph (e) is added to Section XVIII:

          " (e) Notwithstanding anything to the contrary contained in Paragraphs (a) through (d) of this Section, on the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no Default exists hereunder, terminate this Agreement as of a Rent Payment Date as to all (but not less than all) of the Equipment specified on Schedules A-3, A-4, A-5 and A-6, upon at least ninety
          (90) days' prior written notice to Lessor. If Lessee exercises this option, on the First Termination Date, Lessee shall return the Equipment described on such Schedule to Lessor, in accordance with the terms of Section XI hereof and Annex G to the applicable Schedule, and shall pay to Lessor a fee calculated as sixty-seven and one-half percent (67.5%) of the aggregate Capitalized Lessor's Cost of the Equipment described on such Schedule, together with all rent and other sums due and unpaid with respect to such Schedule as of the First Termination Date."

     (s) Section XIX is hereby deleted and the following is inserted in lieu thereof:

     "XIX.  SPECIAL PURCHASE OPTION:

          (a) So long as no Default with respect to the payment of rent or any other sum hereunder then exists hereunder and the Term has not been earlier terminated, upon at least thirty (30) days' but not more than two hundred seventy (270) days' prior written irrevocable notice to Lessor, Lessee may purchase all (but not less than all) of the Equipment described on any Schedule designated as Series A on an AS IS BASIS, on the FMV Special Purchase Option Date specified in the applicable Schedule, for cash equal to the FMV Special Purchase Option Price of such Equipment (as specified in the applicable Schedule). Lessor and Lessee agree that the FMV Special Purchase Option Price is a reasonable prediction of the Fair Market Value of such Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of such Equipment, then at the time of such option being exercised, Lessor and Lessee shall adjust the FMV Special Purchase Option Price to reflect any addition to the price anticipated to result from such improvement.

          (b) If Lessee exercises the option specified in Paragraph (a) hereof, then on the FMV Special Purchase Option Date, Lessee shall pay to Lessor any accrued but unpaid rent then due (expressly excluding the rent due on the next succeeding Rent Payment Date) and any other sums due and unpaid on the FMV Special Purchase Option Date, together with the FMV Special Purchase Option Price, plus all applicable sales taxes, in immediately available funds.

          (c) If, at any time during the Term, Lessee determines that it wishes to terminate production at the Equipment Location specified on a Schedule designated as Series A, and to cannibalize the production line by relocating items of the Equipment to other Lessee production facilities on a piece-meal basis (without relocating the entire production line), Lessee shall provide notice thereof to Lessor.

                (1) Lessee shall terminate the lease as to al items of the Equipment at the Equipment Location specified on a Schedule designated as Series A, which Lessee does not intend to relocate, such termination to be effective as of the nextRent Payment Date (the "Special Termination Date"). On the Special Termination Date, Lessee shall purchase all such times of the Equipment which Lessee does not intend to relocate on an AS IS BASIS for cash equal to the greater of
          (a) the then Termination Value, or (b) the then Fair Market Value, of all such items of the Equipment (plus all applicable taxes), together with all rental other amounts then due hereunder with respect to all such items of the Equipment.

          At Lessor's sole discretion, if requested by Lessee, Lessee may nevertheless continue the lease with respect to the items s of the Equipment which remain at the Equipment Location specified on a Schedule designated as Series A as to which Lessee has terminated production, even though Lessee may discontinue use of such items of the Equipment. In connection with any such continued lease, Lessee shall provide to Lessor such documents and instruments as reasonably may be required by Lessor.

                (2) Notwithstanding the foregoing, Lessee shall continue the lease as to al times of the Equipment which are to be or have been relocated by Lessee. In connection with such continued lease at any such new location, Lessee shall provide to Lessor such documents and instruments as reasonably may be required by Lessor.

     (t) in Section XX(c), the fourth sentence is deleted and the following inserted in lieu thereof:

          "All notices required to be given hereunder shall be deemed adequately given if sent by certified mail, or delivered in person or by overnight courier service, to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing."

     (u) Section XX is hereby amended by inserting the following Subsections at the end thereof:

          "    (f)  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (g) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder. The obligations of Lessee under Sections III, IV, XI, and XV which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

               (h) Whether or not any Equipment is leased hereunder, Lessee shall pay upon demand all fees, commissions, costs, charges and other expenses incurred by Lessor in connection with the commitment expressed in that certain letter dated November 26, 1996, between Lessor and Lessee and the documenting and servicing of the facility described in such letter, including (but not limited to) fees and expenses of Lessor's counsel, insurance premiums, transfer taxes, lien searches and all recording fees and charges."

     (v) The following new Sections are added to the end of Agreement:

          XXI.  CHOICE OF LAW; JURISDICTION:

               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

          XXII.  CHATTEL PAPER:

               To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked 'Original' and all other counterparts shall be marked 'Duplicate'.

          XXIII.  INTENT; TITLE; ADDITIONAL COLLATERAL:

               (a) It is the express intent of the parties that this Agreement constitute a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. The parties agree that the lease is a 'Finance Lease' as defined in Uniform Commercial Code Article 2A -- Leases ('Article 2A'). Lessee acknowledges: (a) that Lessee has selected the 'Supplier' (as defined in Article 2A) and directed Lessor to purchase the Equipment from the Supplier; (b) that Lessee has been informed in writing in this Lease, before signing this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the contract by which Lessor acquired the Equipment, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee in Article 2A and any rights now or hereafter conferred by statute or otherwise which may limit or modify any of Lessor's rights or remedies under Section XII hereof; provided, however, that such waiver shall not preclude Lessee from asserting any claim of Lessee against Lessor in a separate cause of action; and provided further that such waiver shall not affect Lessor's obligations of good faith, diligence, reasonableness and care.

               (b) Notwithstanding the express intent of the parties, should a court of competent jurisdiction determine that this Agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the lease, the Equipment, and all accessions thereto, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee (or any affiliate of Lessee) to Lessor, now existing or hereafter created. For the purposes of this paragraph, this Agreement, the Schedule, or a photocopy of either thereof may be filed as a financing statement under the Uniform Commercial Code.

          XXIV.  END OF TERM OPTIONS:

               (a) So long as no Default exists hereunder and the Term has not been earlier terminated, Lessee shall have the option upon the expiration of the Basic Term of the Schedule upon at least one hundred eighty (180) days' prior written notice to Lessor, to renew the Term with respect to, or to purchase, all (but not less than all) of the Equipment described on such Schedule upon the following terms and conditions:

               (1) Upon expiration of the Basic Term, Lessee may elect to renew the Term with respect to all, but not less than all, of such Equipment for a renewal term of thirty-one (31) months (the "Renewal Term") at a monthly rent calculated as 1.279720% of the Capitalized Lessor's Cost
                                     --------
          of such Equipment.

               (2) Upon expiration of the Basic Term, Lessee may elect to purchase all (but not less than all) of such Equipment on the Basic Term Expiration Date on an AS IS BASIS for cash equal to the greater of (x) thirty-five percent (35%) of the Capitalized Lessor's Cost of such Equipment, or (2) the then Fair Market Value of such Equipment (plus all applicable sales taxes). On the Basic Term Expiration Date, Lessee shall pay to Lessor in immediately available funds the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal).

               (3) If Lessee timely exercises its renewal option above, then, upon expiration of the Renewal Term, so long as no Default exists hereunder, Lessee may elect , upon at least one hundred eighty (180) days' prior written notice to Lessor:

                    (A) further to renew the Term with respect to all, but not less than all, of such Equipment for an additional renewal term and at a periodic rent subject to mutual agreement of the parties; or

                    (B) to purchase on the expiration date of the first Renewal Term all (but not less than all) of such Equipment on an AS IS BASIS for cash equal to the then Fair Market Value of such Equipment (plus all applicable sales taxes). On the expiration date of the first Renewal Term, Lessor shall receive in cash the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal).

                    (C) If Lessee is then in Default under the Lease, or if Lessee fails timely to elect to renew the Term pursuant to Paragraph A above, or to purchase the Equipment pursuant to Paragraph B above, then on the expiration date of the Renewal Term, Lessee shall return such Equipment in full compliance with Section XI of the Agreement and Annex G to the Schedule on or prior to the expiration date of the Renewal Term.

               (b) 'Fair Market Value' shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from the current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value at least one hundred thirty-five (135) days before expiration of the Term, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal."

     This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Series A Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                             LESSEE:

MELLON US LEASING, A DIVISION       CONTINENTAL PLASTIC CONTAINERS, INC.
OF MELLON LEASING CORPORATION



By:__________________________       By:__________________________
Name:________________________       Name:________________________
Title:_______________________       Title:_______________________



                                    Attest:


                                    By:__________________________
                                    Name:________________________
                                    Title:_______________________

                          SERIES A EQUIPMENT SCHEDULE

                                SCHEDULE NO. A-4
                     DATED THIS 17th DAY OF DECEMBER, 1996
        TO MASTER LEASE AGREEMENT DATED AS OF MAY 20, 1994, AS AMENDED,
                BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION AND
                      CONTINENTAL PLASTIC CONTAINERS, INC.


Lessor & Mailing Address:                Lessee & Mailing Address:

John Hancock Leasing Corporation         Continental Plastic Containers, Inc.
John Hancock Place                       301 Merritt Seven Corporate Park
197 Clarendon Street, C-6                Norwalk, Connecticut 06856
Boston, Massachusetts 02117

This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as the "Lease"). This Equipment Schedule, incorporating by reference the terms and conditions of the Agreement, constitutes a separate instrument of lease between the Lessor specified above ("Lessor") and the Lessee specified above ("Lessee"). This Equipment Schedule is designated as a Series A Schedule.

A.   Equipment.
     ---------

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms.
     ---------------

     1.   Capitalized Lessor's Cost: $4,664,000.00
                                      ------------

     2.   Basic Term Lease Rate Factor:
          Installments one through forty-four: 1.156655%; and installments
                                               --------
          forty-five through eighty-eight: 1.278408%.
                                           --------

     3.   Daily Lease Rate Factor: .038555%.
                                   -------

     4.   Basic Term:
          Eighty-eight (88) months..
          --------------------------

     5.   Basic Term Commencement Date: January 1, 1997.
                                        ----------------

     6. Equipment Location: Plant #122, 95 N. Chresentville Road, Springdale, Hamilton County, OH 45246 (the "Premises")

     7.   Lessee Federal Tax ID No.:  06-1056158
                                      ----------

     8    Last Delivery Date: December 31, 1996.
                             ------------------

     9. Stipulated Loss and Termination Value: See Annex D attached for calculation of the Stipulated Loss and Termination Value of the Equipment during the Term.

     10.  FMV Special Purchase Option Date:
          Seventy-eight (78) months after the Basic Term Commencement Date.

     11.  FMV Special Purchase Option Price:
          46.10% of the Capitalized Lessor's Cost.
          -----

     12. First Termination Date: three (3) years after the Basic Term Commencement Date.

C.   Tax Benefits.
     ------------

     Depreciation Deductions:

     1. Depreciation Method: 200% declining balance method, switching to straight line method for the first taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: seven (7) years.

     3.   Basis: 100% of Capitalized Lessor's Cost.

D.   Rent.
     ----

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on January 1, 1997 (the "Interim Rent Payment Date").

     2. Basic Term Rent. Commencing on January 1, 1997, and on the first day of each month thereafter during the Basic Term, Lessee shall pay, in advance, as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule. Each date for the payment of rent during the Basic Term is herein referred to as a "Rent Payment Date".

     3. If the Interim Rent Payment Date or any Rent Payment Date is not a Business Day, the rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut or Maryland are authorized by law or other governmental action to close.

E.   Insurance.
     ---------

     1.   Public Liability:  $10,000,000.00, total liability per occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Amendments to Master Lease Agreement.
     ------------------------------------

     Solely to the extent incorporated by reference in this Schedule, the Master Lease Agreement is further amended as follows:

     (a) Section I(b) is hereby deleted and the following is inserted in lieu thereof:

          " (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to satisfaction of the following:

                    (1) receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or the Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor:
          (i) a Schedule relating to the Equipment then to be leased hereunder,
          (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, in favor of Lessor, (iii) evidence of insurance which complies with the requirements of Section X hereof, (iv) a Collateral Assignment of Leasehold Interest in the form of Annex F to the applicable Schedule ( the 'Collateral Assignment'), together with a certified true copy of the ground lease or premises lease of the real property at the Equipment Location (v) an independent third party appraisal (by Norman Levy & Associates or another firm acceptable to Lessor) to substantiate the Equipment's fair market value and remaining economic useful life and requisite value at selected points throughout the Term (as hereinafter defined), including Lessor's residual value assumption, (vi) any available information relating to environmental issues concerning the Equipment Location specified on the applicable Schedule, (vii) satisfactory results of a search by an attorney or company satisfactory to Lessor of the Uniform Commercial Code filings with respect to Lessee in each jurisdiction in which Lessee conducts or has a place of business, (viii) certified copies of the articles of incorporation, the by-laws and applicable resolutions, and certificates of good standing and incumbency certificates, with respect to Lessee and Guarantor, as required by Lessor; (ix) opinions of counsel of Lessee and Guarantor, reasonably satisfactory in form and substance to Lessor, together with evidence of all other legal matters incident to the sale and leasing of the Equipment hereunder, as Lessor may require; (x) releases of liens and termination statements covering such of Lessee's assets as required by Lessor in connection with the sale and leasing of the Equipment hereunder, each of which shall be fully and properly executed, in recordable form, and sufficient in the opinion of counsel for Lessor to terminate the interest of the creditors of Lessee in such assets, (xi) such Uniform Commercial Code financing statements as may be required by Lessor, (xii) a certificate of an officer of Lessee confirming the placement of not less than $115,000,000 of new Senior Notes issued by Lessee, having a ten (10) year term, requiring no payment of principal until December, 2006, and of the purchase for cancellation or discharge and defeasance of $104,700,000 of Lessee's 10-3/4% Senior Secured Notes Due 2001, and that there are no unsatisfied conditions to such placement and redemption, and (xiii) such other documents as Lessor reasonably may request;

                    (2) all governmental consents, approvals or withholding of objections, necessary or appropriate in connection with the sale and leasing of the Equipment hereunder, shall have been obtained by Lessee and provided to Lessor;

                    (3) the funding of the Equipment hereunder shall occur on or before December 31, 1996;

                    (4) as of the date of execution of the Schedule, there shall have been (i) since the date of the most recent audited financial statements of Lessee, no material adverse change in the business, financial or other condition of Lessee or Guarantor, the industry in which it or they operate, the Equipment or the assets directly or indirectly securing that certain Amended and Restated Financing Agreement dated as of October 30, 1995, as amended as of December 17, 1996, as now or hereafter amended ( the "CIT Financing Agreement"), between The CIT Group/Business Credit, Inc. and Guarantor, now or hereafter owned by Lessee, or in the prospects or projections of Lessee and/or Guarantor, (ii) no litigation commenced which, if successful, would have a material adverse impact on Lessee or Guarantor, its or their businesses, or the ability of Lessee to pay its obligations pursuant to this Agreement, or which would question the validity or enforceability of this Agreement, and (iii) since the date of the most recent audited financial statements of Lessee, no material increase in the liabilities, or a material decrease in the assets, of Lessee; and

          (5) Lessee shall obtain and provide to Lessor, not more than one hundred eighty (180) days after the Basic Term Commencement Date, an Estoppel/Waiver Agreement in substantially the form attached hereto as Annex E, duly executed by each landlord and mortgagee (if applicable) with respect to the Equipment Location specified on the Schedule, in form and substance acceptable to Lessor. If Lessee fails timely to provide all such required Estoppel/Waiver Agreements, the implicit rate used to calculate the Basic Term Lease Factor specified on the Schedule shall be increased by two hundred (200) basis points from and after the expiration of such one hundred eighty (180) day period after the Basic Term Commencement Date until the date on which all required Estoppel/Waiver Agreements have been obtained and provided to Lessor.

          If all such required Estoppel/Waiver Agreements are not provided to Lessor within five hundred forty-five (545) days after the Basic Term Commencement Date, Lessor may elect (at its sole discretion) to terminate the Lease with respect to all of the Equipment described on the Schedule. On the termination date, Lessee shall purchase the Equipment on an AS IS BASIS (as hereinafter defined) for cash equal to the greater of (1) the Stipulated Loss Value, or (2) the Fair Market Value (as hereinafter defined), of the Equipment (plus all applicable sales taxes), together with all Rent and other amounts then due under such Schedule.

               Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder."

     (b) The first sentence of Section II(b) is hereby deleted and the following is inserted in lieu thereof:

          "Rent shall be paid to Lessor or its assignee at its address stated on the Schedule or, if directed by Lessor or its assignee, by remitting payments through such party's electronic payment system, except as otherwise directed by Lessor or its assignee."

     (c) The following is added to the end of Section III(b): "Such payment shall be made on an after-tax basis."

     (d) Section V(b) is hereby deleted and the following is inserted in lieu thereof:

          "(b)(i) Lessee will deliver to Lessor, within ninety (90) days of the close of each fiscal year of Lessee, Lessee's balance sheet and profit and loss statement, prepared in accordance with generally accepted accounting principles consistently applied ('GAAP') certified by a recognized firm of certified public accountants, together with Lessee's annual operating plan approved by Lessee's board of directors, which includes the monthly budget for the following year and integrates operating profits, and (ii) Lessee will deliver to Lessor quarterly, within forty-five (45) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's internally prepared consolidated income statement, statement of cash flows and balance sheet as of the end of such fiscal quarter certified by the chief financial officer of Lessee, which provides comparisons to the prior years' equivalent period and to Lessee's budget, together with a 'management letter' in form and content satisfactory to Lessor, and a certificate executed by the chief financial officer of Lessee certifying that no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time, or both, would become a Default has then occurred hereunder. In addition, upon request, Lessee shall provide to Lessor such additional financial information as reasonably may be required by Lessor."

     (e) The following is added to the end of Section V(c):

          "If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to Lessee in writing, and Lessee shall have thirty (30) days to rectify these discrepancies at its sole expense. Lessee shall pay all expenses of a re-inspection by a Lessor-appointed expert if corrective measures are required."

     (f) Section V(d) is hereby deleted and the following is inserted in lieu thereof:

          "Except as expressly set forth herein, Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule), and will not relocate the Equipment without the prior written consent of Lessor (such consent not to be unreasonably withheld). Notwithstanding the foregoing, Lessee may relocate items of the Equipment to locations within the continental United States without the prior written consent of Lessor upon satisfaction of the following conditions: (1) the aggregate Capitalized Lessor's Cost of all relocated equipment from an Equipment Location shall not exceed twenty-five percent (25%) of the original aggregate Capitalized Lessor's Cost of all of the Equipment at such Equipment Location (on an Equipment Location by Equipment Location basis). To the extent the Equipment Schedule does not give a specific dollar value for the Equipment to be relocated, then the Lessee and Lessor must mutually agree on the dollar value for the Equipment to be relocated. If Lessee and Lessor are not able to agree on a dollar value then Lessee and Lessor will mutually select an appraiser to render a value (at the expense of Lessee) and such value determined by the appraiser will be final and binding; (2) Lessee shall provide to Lessor not less than thirty (30) days' prior written notice, identifying in reasonable detail the categories or items of Equipment to be relocated, the present Equipment Location and the proposed new location; (3) Lessee shall obtain and provide to Lessor an Estoppel/Waiver Agreement in the form of Annex E to the applicable Schedule from the landlord and each mortgagee with respect to the new location, such agreements to be in form and substance satisfactory to Lessor; (4) Lessee shall provide to Lessor such Uniform Commercial Code financing statements and related documents as reasonably may be required by Lessor in connection with such relocation; and (5) all costs and expenses incurred by Lessor in connection with such relocation shall be the responsibility of Lessee and paid to Lessor upon demand. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification."

     (g) Section VI(a) is hereby deleted and the following is inserted in lieu thereof:

          "(a) The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date."

     (h) Section VI is hereby amended by inserting the following new Subsection
(e) at the end thereof:

          "(e) Provided that no Default (as hereinafter defined) shall then have occurred and be continuing, at Lessee's expense, upon thirty (30) days' prior written notice to Lessor, Lessee may elect to replace a unit of Equipment (a 'Substituted Item') with a new unit of Equipment (a 'Replacement Item'). Each Replacement Item shall be free and clear of all liens and encumbrances and shall have at least the value, residual value, utility and remaining useful life and be in as good an operating condition as the Substituted Item, assuming that the Substituted Item has been maintained in accordance with the provisions of this Agreement. Replacement pursuant hereto shall be limited to once per six (6) month period during the Term for any number of Substituted Items. The aggregate Capitalized Lessor's Cost of all Substituted Items replaced during each successive six (6) month period shall not exceed $100,000. Lessee shall pay to Lessor a fee of $2,500 in connection with each exercise by Lessee of the replacement option provided hereunder (which fee shall be applicable regardless of the number of units of Equipment replaced at any one time). Lessee shall execute and deliver to Lessor a Bill of Sale and an amended Annex A to the applicable Schedule with respect to each Replacement Item, together with such documents and instruments as reasonably may be required by Lessor in connection with such replacement, including (without limitation) Uniform Commercial Code financing statements, to be filed at Lessee's expense. Upon compliance by Lessee with the provisions hereof, Lessor will transfer to Lessee, on an AS IS BASIS (as hereinafter defined), all of Lessor's right, title and interest in and to the Substituted Item. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Substituted Item and any other matters (except that Lessor shall warrant that it conveyed whatever interest it received in such Substituted Item free and clear of any lien or encumbrance created by or through Lessor)."

     (i) The following is added to the end of the first sentence of Section VII(a):

          "and in a similar manner and fashion as if the Equipment were owned by Lessee; and in no event less than current industry standards. Lessee shall maintain the Equipment in an operable state and shall not discontinue operation of the Equipment during the Term. Lessee shall maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment, including (to the extent applicable) electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the Equipment operate to its original manufacturer's specifications."

     (j) The following is added to the end of Section XI(a):

          "Until Lessee fully has complied with the requirements of this Paragraph and Annex G, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued leasehold interest upon ten (10) days' notice to Lessee. In addition to these rents, Lessor shall have all of its other rights and remedies available as a result of this non-performance."

     (k) Section XII(a) is hereby amended as follows:

          (a) The following is added to the end of the first sentence of Section XII(a)

          "; there shall be an anticipatory repudiation by Plastic Containers, Inc. ('Guarantor') of its obligations pursuant to that certain Corporate Guaranty dated May 20, 1994, as now or hereafter amended (the 'Guaranty') or Guarantor shall be in Default (as such term is defined therein) under the Guaranty; or Guarantor sells, disposes or assigns any or all of its interest in or loses its management control of, Lessee; or Lessee is in default beyond any applicable notice and cure period under the Premises Lease or any other ground lease or premises lease of the Equipment Location (if the Equipment Location is leased by Lessee); or Lessee shall be in default under any material obligation for an original amount in excess of Five Million Dollars ($5,000,000) for borrowed money, for the deferred purchase price of property or any lease agreement; or Lessee is in default under any Schedule executed pursuant hereto."

          (b) Section XII is hereby amended by adding after the word "Agreement" in the third line the following:

          "or in any supplement, certificate, financial report, bill of sale or other instrument or document heretofore or hereafter furnished by or on behalf of Lessee".

     (l) Section XII(b) is hereby amended by inserting the following at the end thereof:

          "In addition to the foregoing rights, Lessor may cancel the lease pursuant to this Agreement as to any or all of the Equipment; may operate the Equipment in place (subject to the terms of any applicable premise leases with respect to the Equipment Location); may exercise any or all rights pursuant to any Deed of Trust or Collateral Assignment and/or may proceed against Guarantor pursuant to the Guaranty."

     (m) Section XIII is hereby deleted and the following is inserted in lieu thereof:

          "(a) Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of any assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee (each being herein referred to as an 'Assignee' and, collectively, as the 'Assignees') or as instructed by such Assignee. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its Assignee shall have all rights as 'Lessor' thereunder separately exercisable by such named Lessor or Assignee as the case may be, exclusively and independently of Lessor or any Assignee with respect to other Schedules executed pursuant hereto. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by such Assignee. Lessee hereby waives and agrees not to assert against any such Assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

          (b) Lessee acknowledges that it has been advised that the interest of Lessor in this Agreement, the Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more Assignees without the consent of Lessee (the 'Syndication'). Lessee agrees to cooperate with Lessor in connection with the Syndication, including the preparation of any offering materials and the participation of any relevant management of Lessee in any meetings with potential assignees, and will certify as true, correct and complete any description of Lessee and its affairs contained in such materials based upon information provided by Lessee; and the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Assignee; provided, however in no event shall Lessee be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

          (c) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto and of the Assignees."

     (n) In Section XV, each reference to "Lessor" shall be deemed to refer also to the Assignees.

     (o) Section XV is amended by adding the following new Paragraph (e):

          "(e) Lessee shall defend, indemnify and hold harmless Lessor, the Assignees, and their Affiliates, successors and assigns, directors, officers, employees and agents, from and against any Environmental Claim or Environmental Loss and, unless Lessee is then contesting in good faith such Environmental Claim or Environmental Loss and Lessee has set aside on its books appropriate reserves therefor, Lessee shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Loss.

          As used herein,

               (1) 'Adverse Environmental Condition' shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any Contaminant, odor or audible noise in violation of any Applicable Environmental Law, at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment in violation of any Applicable Environmental Law, or (iii) the violation, or alleged violation, of any Environmental Law connected with any Equipment.

               (2) 'Affiliate' shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

               (3) 'Contaminant' shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ('PCBs'), and radioactive substances.

               (4) 'Environmental Claim' shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

               (5) 'Environmental Emission' shall refer to any actual or threatened release, spill, omission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

               (6) 'Environmental Law' shall mean any Federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ('CERCLA') (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation
                              -- ---
          Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution
                                      -- ---
          Control Act (33 U.S.C. Section 1251 et seq.), the Resource
                                              -- ---
          Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the
                                                                -- ---
          Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances
                                                -- ---
          Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide,
                                              -- ---
          Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.),  and
                                                                -- ---
          the Occupational Safety and Health Act (19 U.S.C. Section 651 et
                                                                        --
          seq.), as these laws have been amended or supplemented, and any
          ---
          analogous foreign, Federal, state or local statutes, and the regulations promulgated pursuant thereto.

               (7) 'Environmental Loss' shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

               (8) 'Person' shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity."

     (p) In Section XVII(a), the words "this Agreement and all related documents" are deleted and the following inserted in lieu thereof: "this Agreement, the Schedule, the Premises Lease, the Collateral Assignment and all related documents".

     (q) In Section XVIII(a), the words "such Schedule" are deleted and the following is inserted in lieu thereof: "all Schedules designated as Series A".

     (r) The following new Paragraph (e) is added to Section XVIII:

          " (e) Notwithstanding anything to the contrary contained in Paragraphs (a) through (d) of this Section, on the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no Default exists hereunder, terminate this Agreement as of a Rent Payment Date as to all (but not less than all) of the Equipment specified on Schedules A-3, A-4, A-5 and A-6, upon at least ninety
          (90) days' prior written notice to Lessor. If Lessee exercises this option, on the First Termination Date, Lessee shall return the Equipment described on such Schedule to Lessor, in accordance with the terms of Section XI hereof and Annex G to the applicable Schedule, and shall pay to Lessor a fee calculated as sixty-seven and one-half percent (67.5%) of the aggregate Capitalized Lessor's Cost of the Equipment described on such Schedule, together with all rent and other sums due and unpaid with respect to such Schedule as of the First Termination Date."

     (s) Section XIX is hereby deleted and the following is inserted in lieu thereof:

          "XIX.  SPECIAL PURCHASE OPTION:

          (a) So long as no Default with respect to the payment of rent or any other sum hereunder then exists hereunder and the Term has not been earlier terminated, upon at least thirty (30) days' but not more than two hundred seventy (270) days' prior written irrevocable notice to Lessor, Lessee may purchase all (but not less than all) of the Equipment described on any Schedule designated as Series A on an AS IS BASIS, on the FMV Special Purchase Option Date specified in the applicable Schedule, for cash equal to the FMV Special Purchase Option Price of such Equipment (as specified in the applicable Schedule). Lessor and Lessee agree that the FMV Special Purchase Option Price is a reasonable prediction of the Fair Market Value of such Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of such Equipment, then at the time of such option being exercised, Lessor and Lessee shall adjust the FMV Special Purchase Option Price to reflect any addition to the price anticipated to result from such improvement.

          (b) If Lessee exercises the option specified in Paragraph (a) hereof, then on the FMV Special Purchase Option Date, Lessee shall pay to Lessor any accrued but unpaid rent then due (expressly excluding the rent due on the next succeeding Rent Payment Date) and any other sums due and unpaid on the FMV Special Purchase Option Date, together with the FMV Special Purchase Option Price, plus all applicable sales taxes, in immediately available funds.

          (c) If, at any time during the Term, Lessee determines that it wishes to terminate production at the Equipment Location specified on a Schedule designated as Series A and to cannibalize the production line by relocating items of the Equipment to other Lessee production facilities on a piece-meal basis (without relocating the entire production line), Lessee shall provide notice thereof to Lessor and, so long as no Default exists hereunder, Lessee shall terminate the lease as to all (but not less than all) items of the Equipment at such Equipment Location, as of the next Rent Payment Date (the 'Special Termination Date') upon at least ninety (90) days' prior written notice to Lessor. On the Special Termination Date, Lessee shall purchase all (but not less all such items of the Equipment on an AS IS BASIS for cash equal to the greater of (1) the then Termination Value, or (2) the then Fair Market Value, of such items of the Equipment (plus all applicable sales taxes), together with all rent and other amounts then due hereunder with respect to such items of the Equipment. At Lessor's sole discretion, if requested by Lessee, in lieu of terminating the lease Lessee may continue the lease as to certain items of the Equipment which have been relocated by Lessee in connection with the termination of production at the Equipment

          Location and/or may continue the lease with respect to certain items of the Equipment which remain at the Equipment Location on the applicable Schedule as to which Lessee has terminated production even though Lessee may discontinue use of such items of the Equipment. In connection with any such continued lease, Lessee shall provide to Lessor such documents and instruments as reasonably may be required by Lessor.

     (t) in Section XX(c), the fourth sentence is deleted and the following inserted in lieu thereof:

          "All notices required to be given hereunder shall be deemed adequately given if sent by certified mail, or delivered in person or by overnight courier service, to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing."

     (u) Section XX is hereby amended by inserting the following Subsections at the end thereof:

          " (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (g) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder. The obligations of Lessee under Sections III, IV, XI, and XV which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

               (h) Whether or not any Equipment is leased hereunder, Lessee shall pay upon demand all fees, commissions, costs, charges and other expenses incurred by Lessor in connection with the commitment expressed in that certain letter dated November 26, 1996, between Lessor and Lessee and the documenting and servicing of the facility described in such letter, including (but not limited to) fees and expenses of Lessor's counsel, insurance premiums, transfer taxes, lien searches and all recording fees and charges."

     (v) The following new Sections are added to the end of Agreement:

          XXI.  CHOICE OF LAW; JURISDICTION:

               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

          XXII.  CHATTEL PAPER:

               To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked 'Original' and all other counterparts shall be marked 'Duplicate'.

          XXIII.  INTENT; TITLE; ADDITIONAL COLLATERAL:

               (a) It is the express intent of the parties that this Agreement constitute a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. The parties agree that the lease is a 'Finance Lease' as defined in Uniform Commercial Code Article 2A -- Leases ('Article 2A'). Lessee acknowledges: (a) that Lessee has selected the 'Supplier' (as defined in Article 2A) and directed Lessor to purchase the Equipment from the Supplier; (b) that Lessee has been informed in writing in this Lease, before signing this

          Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the contract by which Lessor acquired the Equipment, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee in Article 2A and any rights now or hereafter conferred by statute or otherwise which may limit or modify any of Lessor's rights or remedies under Section XII hereof; provided, however, that such waiver shall not preclude Lessee from asserting any claim of Lessee against Lessor in a separate cause of action; and provided further that such waiver shall not affect Lessor's obligations of good faith, diligence, reasonableness and care.

               (b) Notwithstanding the express intent of the parties, should a court of competent jurisdiction determine that this Agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the lease, the Equipment, and all accessions thereto, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee (or any affiliate of Lessee) to Lessor, now existing or hereafter created. For the purposes of this paragraph, this Agreement, the Schedule, or a photocopy of either thereof may be filed as a financing statement under the Uniform Commercial Code.

          XXIV.  END OF TERM OPTIONS:

               (a) So long as no Default exists hereunder and the Term has not been earlier terminated, Lessee shall have the option upon the expiration of the Basic Term of the Schedule upon at least one hundred eighty (180) days' prior written notice to Lessor, to renew the Term with respect to, or to purchase, all (but not less than all) of the Equipment described on such Schedule upon the following terms and conditions:

               (1) Upon expiration of the Basic Term, Lessee may elect to renew the Term with respect to all, but not less than all, of such

          Equipment for a renewal term of thirty-one (31) months (the "Renewal Term") at a monthly rent calculated as 1.279720% of the Capitalized
                                                 --------
          Lessor's Cost of such Equipment.

               (2) Upon expiration of the Basic Term, Lessee may elect to purchase all (but not less than all) of such Equipment on the Basic Term Expiration Date on an AS IS BASIS for cash equal to the greater of (x) thirty-five percent (35%) of the Capitalized Lessor's Cost of such Equipment, or (2) the then Fair Market Value of such Equipment (plus all applicable sales taxes). On the Basic Term Expiration Date, Lessee shall pay to Lessor in immediately available funds the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal).

               (3) If Lessee timely exercises its renewal option above, then, upon expiration of the Renewal Term, so long as no Default exists hereunder, Lessee may elect , upon at least one hundred eighty (180) days' prior written notice to Lessor:

                    (A) further to renew the Term with respect to all, but not less than all, of such Equipment for an additional renewal term and at a periodic rent subject to mutual agreement of the parties; or

                    (B) to purchase on the expiration date of the first Renewal Term all (but not less than all) of such Equipment on an AS IS BASIS for cash equal to the then Fair Market Value of such Equipment (plus all applicable sales taxes). On the expiration date of the first Renewal Term, Lessor shall receive in cash the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal).

                    (C) If Lessee is then in Default under the Lease, or if Lessee fails timely to elect to renew the Term pursuant to Paragraph A above, or to purchase the Equipment pursuant to

          Paragraph B above, then on the expiration date of the Renewal Term, Lessee shall return such Equipment in full compliance with Section XI of the Agreement and Annex G to the Schedule on or prior to the expiration date of the Renewal Term.

               (b) 'Fair Market Value' shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from the current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value at least one hundred thirty-five (135) days before expiration of the Term, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal."

     This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Lessee and Lessor have caused this Series A Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                  LESSEE:

JOHN HANCOCK LEASING CORPORATION         CONTINENTAL PLASTIC CONTAINERS, INC.

By:____________________________          By:____________________________
Name:__________________________          Name:__________________________
Title:_________________________          Title:_________________________



                                          Attest:


                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________

                          SERIES A EQUIPMENT SCHEDULE

                                SCHEDULE NO. A-5
                     DATED THIS 17th DAY OF DECEMBER, 1996
        TO MASTER LEASE AGREEMENT DATED AS OF MAY 20, 1994, AS AMENDED,
                BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION AND
                      CONTINENTAL PLASTIC CONTAINERS, INC.


Lessor & Mailing Address                 Lessee & Mailing Address:

MBC LEASING CORP.                        Continental Plastic Containers, Inc.
Two Hopkins Plaza                        301 Merritt Seven Corporate Park
Baltimore, MD 21203                      Norwalk, Connecticut 06856


This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as the "Lease"). This Equipment Schedule, incorporating by reference the terms and conditions of the Agreement, constitutes a separate instrument of lease between the Lessor specified above ("Lessor") and the Lessee specified above ("Lessee"). This Equipment Schedule is designated as a Series A Schedule.

A.   Equipment.
     ---------

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms.
     ---------------

     1.   Capitalized Lessor's Cost: $7,438,000.00.
                                      ------------

     2.   Basic Term Lease Rate Factor:
          Installments one through forty-four: 1.156655%; and installments
                                               --------
          forty-five through eighty-eight:   1.278408%.
                                             --------

     3.   Daily Lease Rate Factor: .038555%.
                                   ---------

     4.   Basic Term:
          Eighty-eight (88) months.
          ------------------------

     5.   Basic Term Commencement Date: January 1, 1997.
                                        ----------------

     6.   Equipment Location: Plant #124, 7100 East Baltimore Street, Baltimore,
                              -------------------------------------------------
          MD 21224 (the"Premises")
          -----------------------

     7.   Lessee Federal Tax ID No.:  06-1056158
                                      ----------

     8    Last Delivery Date: December 31, 1996.
                              -----------------

     9. Stipulated Loss and Termination Value: See Annex D attached for calculation of the Stipulated Loss and Termination Value of the Equipment during the Term.

     10.  FMV Special Purchase Option Date:
          Seventy-eight (78) months after the Basic Term Commencement Date.

     11.  FMV Special Purchase Option Price:
          46.10% of the Capitalized Lessor's Cost.
          -----

     12. First Termination Date: three (3) years after the Basic Term Commencement Date.

C.   Tax Benefits.
     ------------

     Depreciation Deductions:

     1. Depreciation Method: 200% declining balance method, switching to straight line method for the first taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: seven (7) years.

     3.   Basis: 100% of Capitalized Lessor's Cost.

D.   Rent.
     ----

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on January 1, 1997 (the "Interim Rent Payment Date").

     2. Basic Term Rent. Commencing on January 1, 1997, and on the first day of each month thereafter during the Basic Term, Lessee shall pay, in advance, as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule. Each date for the payment of rent during the Basic Term is herein referred to as a "Rent Payment Date".

     3. If the Interim Rent Payment Date or any Rent Payment Date is not a Business Day, the rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut or Maryland are authorized by law or other governmental action to close.

E.   Insurance.
     ---------

     1.   Public Liability:  $10,000,000.00, total liability per occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Amendments to Master Lease Agreement.
     ------------------------------------

     Solely to the extent incorporated by reference in this Schedule, the Master Lease Agreement is further amended as follows:

     (a) Section I(b) is hereby deleted and the following is inserted in lieu thereof:

          " (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to satisfaction of the following:

                    (1) receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or the Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor:
          (i) a Schedule relating to the Equipment then to be leased hereunder,
          (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, in favor of Lessor, (iii) evidence of insurance which complies with the requirements of Section X hereof, (iv) a Deed of Trust in the form of Annex F to the applicable Schedule (the 'Deed of Trust'), together with such title insurance policies, evidence of zoning compliance, evidence of completion of improvements and installation of the Equipment, and surveys, as Lessor shall require,
          (v) an independent third party appraisal (by Norman Levy & Associates or another firm acceptable to Lessor) to substantiate the Equipment's fair market value and remaining economic useful life and requisite value at selected points throughout the Term (as hereinafter defined), including Lessor's residual value assumption, (vi) any available information relating to environmental issues concerning the Equipment Location specified on the applicable Schedule, (vii) satisfactory results of a search by an attorney or company satisfactory to Lessor of the Uniform Commercial Code filings with respect to Lessee in each jurisdiction in which Lessee conducts or has a place of business, (viii) certified copies of the articles of incorporation, the by-laws and applicable resolutions, and certificates of good standing and incumbency certificates, with respect to Lessee and Guarantor, as required by Lessor; (ix) opinions of counsel of Lessee and Guarantor, reasonably satisfactory in form and substance to Lessor, together with evidence of all other legal matters incident to the sale and leasing of the Equipment hereunder, as Lessor may require; (x) releases of liens and termination statements covering such of Lessee's assets as required by Lessor in connection with the sale and leasing of the Equipment hereunder, each of which shall be fully and properly executed, in recordable form, and sufficient in the opinion of counsel for Lessor to terminate the interest of the creditors of Lessee in such assets, (xi) such Uniform Commercial Code financing statements as may be required by Lessor,
          (xii) a certificate of an officer of Lessee confirming the placement of not less than $115,000,000 of new Senior Notes issued by Lessee, having a ten (10) year term, requiring no payment of principal until December, 2006, and of the purchase for cancellation or discharge and defeasance of $104,700,000 of Lessee's 10-3/4% Senior Secured Notes Due 2001, and that there are no unsatisfied conditions to such placement and redemption, and (xiii) such other documents as Lessor reasonably may request;

                    (2) all governmental consents, approvals or withholding of objections, necessary or appropriate in connection with the sale and leasing of the Equipment hereunder, shall have been obtained by Lessee and provided to Lessor;

                    (3) the funding of the Equipment hereunder shall occur on or before December 31, 1996;

                    (4) as of the date of execution of the Schedule, there shall have been (i) since the date of the most recent audited financial statements of Lessee, no material adverse change in the business, financial or other condition of Lessee or Guarantor, the industry in which it or they operate, the Equipment or the assets directly or indirectly securing that certain Amended and Restated Financing Agreement dated as of October 30, 1995, as amended as of December 17, 1996, as now or hereafter amended ( the "CIT Financing Agreement"), between The CIT Group/Business Credit, Inc. and Guarantor, now or hereafter owned by Lessee, or in the prospects or projections of Lessee and/or Guarantor, (ii) no litigation commenced which, if successful, would have a material adverse impact on Lessee or Guarantor, its or their businesses, or the ability of Lessee to pay its obligations pursuant to this Agreement, or which would question the validity or enforceability of this Agreement, and (iii) since the date of the most recent audited financial statements of Lessee, no material increase in the liabilities, or a material decrease in the assets, of Lessee.

               Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder."

     (b) The first sentence of Section II(b) is hereby deleted and the following is inserted in lieu thereof:

          "Rent shall be paid to Lessor or its assignee at its address stated on the Schedule or, if directed by Lessor or its assignee, by remitting payments through such party's electronic payment system, except as otherwise directed by Lessor or its assignee."

     (c) The following is added to the end of Section III(b): "Such payment shall be made on an after-tax basis."

     (d) Section V(b) is hereby deleted and the following is inserted in lieu thereof:

          "(b)(i) Lessee will deliver to Lessor, within ninety (90) days of the close of each fiscal year of Lessee, Lessee's balance sheet and profit and loss statement, prepared in accordance with generally accepted accounting principles consistently applied ('GAAP') certified by a recognized firm of certified public accountants, together with Lessee's annual operating plan approved by Lessee's board of directors, which includes the monthly budget for the following year and integrates operating profits, and (ii) Lessee will deliver to Lessor quarterly, within forty-five (45) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's internally prepared consolidated income statement, statement of cash flows and balance sheet as of the end of such fiscal quarter certified by the chief financial officer of Lessee, which provides comparisons to the prior years' equivalent period and to Lessee's budget, together with a 'management letter' in form and content satisfactory to Lessor, and a certificate executed by the chief financial officer of Lessee certifying that no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time, or both, would become a Default has then occurred hereunder. In addition, upon request, Lessee shall provide to Lessor such additional financial information as reasonably may be required by Lessor."

     (e) The following is added to the end of Section V(c):

          "If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to Lessee in writing, and Lessee shall have thirty (30) days to rectify these discrepancies at its sole expense. Lessee shall pay all expenses of a re-inspection by a Lessor-appointed expert if corrective measures are required."

     (f) Section V(d) is hereby deleted and the following is inserted in lieu thereof:

          "Except as expressly set forth herein, Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule), and will not relocate the Equipment without the prior written consent of Lessor (such consent not to be unreasonably withheld). Notwithstanding the foregoing, Lessee may relocate items of the Equipment to locations within the continental United States without the prior written consent of Lessor upon satisfaction of the following conditions: (1) the aggregate Capitalized Lessor's Cost of all relocated equipment from an Equipment Location shall not exceed twenty-five percent (25%) of the original aggregate Capitalized Lessor's Cost of all of the Equipment at such Equipment Location (on an Equipment Location by Equipment Location basis); (2) Lessee shall provide to Lessor not less than thirty (30) days' prior written notice, identifying in reasonable detail the categories or items of Equipment to be relocated, the present Equipment Location and the proposed new location; (3) Lessee shall obtain and provide to Lessor an Estoppel/Waiver Agreement in the form of Annex E to the applicable Schedule from the landlord and each mortgagee with respect to the new location, such agreements to be in form and substance satisfactory to Lessor; (4) Lessee shall provide to Lessor such Uniform Commercial Code financing statements and related documents as reasonably may be required by Lessor in connection with such relocation; and (5) all costs and expenses incurred by

          Lessor in connection with such relocation shall be the responsibility of Lessee and paid to Lessor upon demand. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification."

     (g) Section VI(a) is hereby deleted and the following is inserted in lieu thereof:

          "(a) The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date."

     (h) Section VI is hereby amended by inserting the following new Subsection
(e) at the end thereof:

          "(e) Provided that no Default (as hereinafter defined) shall then have occurred and be continuing, at Lessee's expense, upon thirty (30) days' prior written notice to Lessor, Lessee may elect to replace a unit of Equipment (a 'Substituted Item') with a new unit of Equipment (a 'Replacement Item'). Each Replacement Item shall be free and clear of all liens and encumbrances and shall have at least the value, residual value, utility and remaining useful life and be in as good an operating condition as the Substituted Item, assuming that the Substituted Item has been maintained in accordance with the provisions of this Agreement. Replacement pursuant hereto shall be limited to once per six (6) month period during the Term for any number of Substituted Items. The aggregate Capitalized Lessor's Cost of all Substituted Items replaced during each successive six (6) month period shall not exceed $100,000. Lessee shall pay to Lessor a fee of $2,500 in connection with each exercise by Lessee of the replacement option provided hereunder (which fee shall be applicable regardless of the number of units of Equipment replaced at any one time). Lessee shall execute and deliver to Lessor a Bill of Sale and an amended Annex A to the applicable Schedule with respect to each Replacement Item, together with such documents and instruments as reasonably may be required by Lessor in connection with such replacement, including (without limitation) Uniform Commercial Code financing statements, to be filed at Lessee's expense. Upon compliance by Lessee with the provisions hereof, Lessor will transfer to Lessee, on an AS IS BASIS (as hereinafter defined), all of Lessor's right, title and interest in and to the Substituted Item. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Substituted Item and any other matters (except that Lessor shall warrant that it conveyed whatever interest it received in such Substituted Item free and clear of any lien or encumbrance created by or through Lessor)."

     (i) The following is added to the end of the first sentence of Section VII(a):

          "and in a similar manner and fashion as if the Equipment were owned by Lessee; and in no event less than current industry standards. Lessee shall maintain the Equipment in an operable state and shall not discontinue operation of the Equipment during the Term. Lessee shall maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment, including (to the extent applicable) electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the Equipment operate to its original manufacturer's specifications."

     (j) The following is added to the end of Section XI(a):

          "Until Lessee fully has complied with the requirements of this Paragraph and Annex G, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued leasehold interest upon ten (10) days' notice to Lessee. In addition to these rents, Lessor shall have all of its other rights and remedies available as a result of this non-performance."

     (k) The following is added to the end of the first sentence of Section XII(a):

          "; there shall be an anticipatory repudiation by Plastic Containers, Inc. ('Guarantor') of its obligations pursuant to that certain Corporate Guaranty dated May 20, 1994, as now or hereafter amended (the 'Guaranty') or Guarantor shall be in Default (as such term is defined therein) under the Guaranty; or Guarantor sells, disposes or assigns any or all of its interest in or loses its management control of, Lessee; or Lessee is in default beyond any applicable notice and cure period under the Premises Lease or any other ground lease or premises lease of the Equipment Location (if the Equipment Location is leased by Lessee); or Lessee shall be in default under any material obligation for an original amount in excess of Five Million Dollars ($5,000,000) for borrowed money, for the deferred purchase price of property or any lease agreement; or Lessee is in default under any Schedule executed pursuant hereto."

     (l) Section XII(b) is hereby amended by inserting the following at the end thereof:

          "In addition to the foregoing rights, Lessor may cancel the lease pursuant to this Agreement as to any or all of the Equipment; may operate the Equipment in place (subject to the terms of any applicable premise leases with respect to the Equipment Location); may exercise any or all rights pursuant to any Deed of Trust or Collateral Assignment and/or may proceed against Guarantor pursuant to the Guaranty."

     (m) Section XIII is hereby deleted and the following is inserted in lieu thereof:

          "(a) Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of any assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee (each being herein referred to as an 'Assignee' and, collectively, as the 'Assignees') or as instructed by such Assignee. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its Assignee shall have all rights as 'Lessor' thereunder separately exercisable by such named Lessor or Assignee as the case may be, exclusively and independently of Lessor or any Assignee with respect to other Schedules executed pursuant hereto. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by such Assignee. Lessee hereby waives and agrees not to assert against any such Assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

          (b) Lessee acknowledges that it has been advised that the interest of Lessor in this Agreement, the Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more Assignees without the consent of Lessee (the 'Syndication'). Lessee agrees to cooperate with Lessor in connection with the Syndication, including the preparation of any offering materials and the participation of any relevant management of Lessee in any meetings with potential assignees, and will certify as true, correct and complete any description of Lessee and its affairs contained in such materials based upon information provided by Lessee; and the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Assignee; provided, however in no event shall Lessee be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

          (c) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto and of the Assignees."

     (n) In Section XV, each reference to "Lessor" shall be deemed to refer also to the Assignees.

     (o) Section XV is amended by adding the following new Paragraph (e):

          "(e) Lessee shall defend, indemnify and hold harmless Lessor, the Assignees, and their Affiliates, successors and assigns, directors, officers, employees and agents, from and against any Environmental Claim or Environmental Loss and, unless Lessee is then contesting in good faith such Environmental Claim or Environmental Loss and Lessee has set aside on its books appropriate reserves therefor, Lessee shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Loss.

          As used herein,

               (1) 'Adverse Environmental Condition' shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any Contaminant, odor or audible noise in violation of any Applicable Environmental Law, at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment in violation of any Applicable Environmental Law, or (iii) the violation, or alleged violation, of any Environmental Law connected with any Equipment.

               (2) 'Affiliate' shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

               (3) 'Contaminant' shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ('PCBs'), and radioactive substances.

               (4) 'Environmental Claim' shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

               (5) 'Environmental Emission' shall refer to any actual or threatened release, spill, omission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

               (6) 'Environmental Law' shall mean any Federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ('CERCLA') (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation
                              -- ---
          Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution
                                      -- ---
          Control Act (33 U.S.C. Section 1251 et seq.), the Resource
                                              -- ---
          Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the
                                                                -- ---
          Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances
                                                -- ---
          Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide,
                                              -- ---
          Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.),  and
                                                                -- ---
          the Occupational Safety and Health Act (19 U.S.C. Section 651 et
                                                                        --
          seq.), as these laws have been amended or supplemented, and any
          ---
          analogous foreign, Federal, state or local statutes, and the regulations promulgated pursuant thereto.

               (7) 'Environmental Loss' shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

               (8) 'Person' shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity."

     (p) In Section XVII(a), the words "this Agreement and all related documents" are deleted and the following inserted in lieu thereof: "this Agreement, the Schedule, the Deed of Trust and all related documents".

     (q) In Section XVIII(a), the words "such Schedule" are deleted and the following is inserted in lieu thereof: "all Schedules designated as Series A".

     (r) The following new Paragraph (e) is added to Section XVIII:

          " (e) Notwithstanding anything to the contrary contained in Paragraphs (a) through (d) of this Section, on the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no Default exists hereunder, terminate this Agreement as of a Rent Payment Date as to all (but not less than all) of the Equipment specified on Schedules A-3, A-4, A-5 and A-6, upon at least ninety
          (90) days' prior written notice to Lessor. If Lessee exercises this option, on the First Termination Date, Lessee shall return the Equipment described on such Schedule to Lessor, in accordance with the terms of Section XI hereof and Annex G to the applicable Schedule, and shall pay to Lessor a fee calculated as sixty-seven and one-half percent (67.5%) of the aggregate Capitalized Lessor's Cost of the Equipment described on such Schedule, together with all rent and other sums due and unpaid with respect to such Schedule as of the First Termination Date."

     (s) Section XIX is hereby deleted and the following is inserted in lieu thereof:

     "XIX.  SPECIAL PURCHASE OPTION:

          (a) So long as no Default with respect to the payment of rent or any other sum hereunder then exists hereunder and the Term has not been earlier terminated, upon at least thirty (30) days' but not more than two hundred seventy (270) days' prior written irrevocable notice to Lessor, Lessee may purchase all (but not less than all) of the Equipment described on any Schedule designated as Series A on an AS IS BASIS, on the FMV Special Purchase Option Date specified in the applicable Schedule, for cash equal to the FMV Special Purchase Option Price of such Equipment (as specified in the applicable Schedule). Lessor and Lessee agree that the FMV Special Purchase Option Price is a reasonable prediction of the Fair Market Value of such Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of such Equipment, then at the time of such option being exercised, Lessor and Lessee shall adjust the FMV Special Purchase Option Price to reflect any addition to the price anticipated to result from such improvement.

          (b) If Lessee exercises the option specified in Paragraph (a) hereof, then on the FMV Special Purchase Option Date, Lessee shall pay to Lessor any accrued but unpaid rent then due (expressly excluding the rent due on the next succeeding Rent Payment Date) and any other sums due and unpaid on the FMV Special Purchase Option Date, together with the FMV Special Purchase Option Price, plus all applicable sales taxes, in immediately available funds.

          (c) If, at any time during the Term, Lessee determines that it wishes to terminate production at the Equipment Location specified on a Schedule designated as Series A and to cannibalize the production line by relocating items of the Equipment to other Lessee production facilities on a piece-meal basis (without relocating the entire production line), Lessee shall provide notice thereof to Lessor and, so long as no Default exists hereunder, Lessee shall terminate the lease as to all items of the Equipment at such Equipment Location, as of the next Rent Payment Date (the 'Special Termination Date') upon at least ninety (90) days' prior written notice to Lessor. On the Special Termination Date, Lessee shall purchase all such items of the Equipment on an AS IS BASIS for cash equal to the greater of (1) the then Termination Value, or (2) the then Fair Market Value, of such items of the Equipment (plus all applicable sales taxes), together with all rent and other amounts then due hereunder with respect to such items of the Equipment. At Lessor's sole discretion, if requested by Lessee, in lieu of terminating the lease Lessee may continue the lease as to certain items of the Equipment which have been relocated by Lessee in connection with the termination of production at the Equipment Location and/or may continue the lease with respect to certain items of the Equipment which remain at the Equipment Location on the applicable Schedule as to which Lessee has terminated production even though Lessee may discontinue use of such items of the Equipment. In connection with any such continued lease, Lessee shall provide to Lessor such documents and instruments as reasonably may be required by Lessor.

     (t) in Section XX(c), the fourth sentence is deleted and the following inserted in lieu thereof:

          "All notices required to be given hereunder shall be deemed adequately given if sent by certified mail, or delivered in person or by overnight courier service, to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing."

     (u) Section XX is hereby amended by inserting the following Subsections at the end thereof:

          "    (f)  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (g) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder. The obligations of Lessee under Sections III, IV, XI, and XV which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

               (h) Whether or not any Equipment is leased hereunder, Lessee shall pay upon demand all fees, commissions, costs, charges and other expenses incurred by Lessor in connection with the commitment expressed in that certain letter dated November 26, 1996, between Lessor and Lessee and the documenting and servicing of the facility described in such letter, including (but not limited to) fees and expenses of Lessor's counsel, insurance premiums, transfer taxes, lien searches and all recording fees and charges."

     (v) The following new Sections are added to the end of Agreement:

          XXI.  CHOICE OF LAW; JURISDICTION:

               THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

          XXII.  CHATTEL PAPER:

               To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked 'Original' and all other counterparts shall be marked 'Duplicate'.

          XXIII.  INTENT; TITLE; ADDITIONAL COLLATERAL:

               (a) It is the express intent of the parties that this Agreement constitute a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. The parties agree that the lease is a 'Finance Lease' as defined in Uniform Commercial Code Article 2A -- Leases ('Article 2A'). Lessee acknowledges: (a) that Lessee has selected the 'Supplier' (as defined in Article 2A) and directed Lessor to purchase the Equipment from the Supplier; (b) that Lessee has been informed in writing in this Lease, before signing this

          Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the contract by which Lessor acquired the Equipment, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee in Article 2A and any rights now or hereafter conferred by statute or otherwise which may limit or modify any of Lessor's rights or remedies under Section XII hereof; provided, however, that such waiver shall not preclude Lessee from asserting any claim of Lessee against Lessor in a separate cause of action; and provided further that such waiver shall not affect Lessor's obligations of good faith, diligence, reasonableness and care.

               (b) Notwithstanding the express intent of the parties, should a court of competent jurisdiction determine that this Agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the lease, the Equipment, and all accessions thereto, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee (or any affiliate of Lessee) to Lessor, now existing or hereafter created. For the purposes of this paragraph, this Agreement, the Schedule, or a photocopy of either thereof may be filed as a financing statement under the Uniform Commercial Code.

          XXIV.  END OF TERM OPTIONS:


               (a) So long as no Default exists hereunder and the Term has not been earlier terminated, Lessee shall have the option upon the expiration of the Basic Term of the Schedule upon at least one hundred eighty (180) days' prior written notice to Lessor, to renew the Term with respect to, or to purchase, all (but not less than all) of the Equipment described on such Schedule upon the following terms and conditions:

               (1) Upon expiration of the Basic Term, Lessee may elect to renew the Term with respect to all, but not less than all, of such Equipment for a renewal term of thirty-one (31) months (the "Renewal Term") at a monthly rent calculated as 1.279720% of the Capitalized Lessor's Cost
                                     --------
          of such Equipment.

               (2) Upon expiration of the Basic Term, Lessee may elect to purchase all (but not less than all) of such Equipment on the Basic Term Expiration Date on an AS IS BASIS for cash equal to the greater of (x) thirty-five percent (35%) of the Capitalized Lessor's Cost of such Equipment, or (2) the then Fair Market Value of such Equipment (plus all applicable sales taxes). On the Basic Term Expiration Date, Lessee shall pay to Lessor in immediately available funds the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal).

               (3) If Lessee timely exercises its renewal option above, then, upon expiration of the Renewal Term, so long as no Default exists hereunder, Lessee may elect , upon at least one hundred eighty (180) days' prior written notice to Lessor:

                    (A) further to renew the Term with respect to all, but not less than all, of such Equipment for an additional renewal term and at a periodic rent subject to mutual agreement of the parties; or

                    (B) to purchase on the expiration date of the first Renewal Term all (but not less than all) of such Equipment on an AS IS BASIS for cash equal to the then Fair Market Value of such Equipment (plus all applicable sales taxes). On the expiration date of the first Renewal Term, Lessor shall receive in cash the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal).

                    (C) If Lessee is then in Default under the Lease, or if Lessee fails timely to elect to renew the Term pursuant to Paragraph A above, or to purchase the Equipment pursuant to Paragraph B above, then on the expiration date of the Renewal Term, Lessee shall return such Equipment in full compliance with Section XI of the Agreement and Annex G to the Schedule on or prior to the expiration date of the Renewal Term.

               (b) 'Fair Market Value' shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from the current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value at least one hundred thirty-five (135) days before expiration of the Term, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal."

     This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Lessee and Lessor have caused this Series A Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                             LESSEE:

MBC LEASING CORP.                   CONTINENTAL PLASTIC CONTAINERS, INC.

By:___________________________      By:___________________________
Name:_________________________      Name:_________________________
Title:________________________      Title:________________________



                                    Attest:


                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                          SERIES A EQUIPMENT SCHEDULE

                                SCHEDULE NO. A-6
                     DATED THIS 17th DAY OF DECEMBER, 1996
        TO MASTER LEASE AGREEMENT DATED AS OF MAY 20, 1994, AS AMENDED,
                BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION AND
                      CONTINENTAL PLASTIC CONTAINERS, INC.


Lessor & Mailing Address:                Lessee & Mailing Address:

Nynex Credit Company                     Continental Plastic Containers, Inc.
200 Park Ave, 33rd Floor                 301 Merritt Seven Corporate Park
New York, NY10166                        Norwalk, Connecticut 06856


This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as the "Lease"). This Equipment Schedule, incorporating by reference the terms and conditions of the Agreement, constitutes a separate instrument of lease between the Lessor specified above ("Lessor") and the Lessee specified above ("Lessee"). This Equipment Schedule is designated as a Series A Schedule.

A.   Equipment.
     ---------

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.   Financial Terms.
     ---------------

     1.   Capitalized Lessor's Cost: $4,703,000.00
                                      ------------

     2.   Basic Term Lease Rate Factor:
          Installments one through forty-four: 1.156655 %; and installments
                                               ---------
          forty-five through eighty-eight:  1.278408 %.
                                            ----------

     3.   Daily Lease Rate Factor: .038555%.
                                   -------

     4.   Basic Term:
          Eighty-eight (88) months.
          ------------------------

     5.   Basic Term Commencement Date: January 1, 1997.
                                        ----------------

     6.   Equipment Location: Plant #122, 95 Chresentville Road, Springdale,
                              ---------------------------------------------
          Hamilton County, OH 45246 (the "Premises")
          -----------------------------------------

     7.   Lessee Federal Tax ID No.:  06-1056158
                                      ----------

     8    Last Delivery Date: December 31, 1996.
                              ------------------

     9. Stipulated Loss and Termination Value: See Annex D attached for calculation of the Stipulated Loss and Termination Value of the Equipment during the Term.

     10.  FMV Special Purchase Option Date:
          Seventy-eight (78) months after the Basic Term Commencement Date.

     11.  FMV Special Purchase Option Price:
          46.10% of the Capitalized Lessor's Cost.
          -----

     12. First Termination Date: three (3) years after the Basic Term Commencement Date.

C.   Tax Benefits.
     ------------

     Depreciation Deductions:

     1. Depreciation Method: 200% declining balance method, switching to straight line method for the first taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: seven (7) years.

     3.   Basis: 100% of Capitalized Lessor's Cost.

D.   Rent.
     ----

     1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on January 1, 1997 (the "Interim Rent Payment Date").
---------------

     2.   Basic Term Rent.  Commencing on January 1, 1997, and on the first day
                                          ---------------
of each month thereafter during the Basic Term, Lessee shall pay, in advance, as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule. Each date for the payment of rent during the Basic Term is herein referred to as a "Rent Payment Date".

     3. If the Interim Rent Payment Date or any Rent Payment Date is not a Business Day, the rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut or Maryland are authorized by law or other governmental action to close.

E.   Insurance.
     ---------

     1.   Public Liability:  $10,000,000.00, total liability per occurrence.

     2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

F.   Amendments to Master Lease Agreement.
     ------------------------------------

     Solely to the extent incorporated by reference in this Schedule, the Master Lease Agreement is further amended as follows:

     (a) Section I(b) is hereby deleted and the following is inserted in lieu thereof:

          " (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to satisfaction of the following:

                    (1) receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or the Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor:
          (i) a Schedule relating to the Equipment then to be leased hereunder,
          (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, in favor of Lessor, (iii) evidence of insurance which complies with the requirements of Section X hereof, (iv) a Collateral Assignment of Leasehold Interest in the form of Annex F to the applicable Schedule ( the 'Collateral Assignment'), together with a certified true copy of the ground lease or premises lease of the real property at the Equipment Location (v) an independent third party appraisal (by Norman Levy & Associates or another firm acceptable to Lessor) to substantiate the Equipment's fair market value and remaining economic useful life and requisite value at selected points throughout the Term (as hereinafter defined), including Lessor's residual value assumption, (vi) any available information relating to environmental issues concerning the Equipment Location specified on the applicable Schedule, (vii) satisfactory results of a search by an attorney or company satisfactory to Lessor of the Uniform Commercial Code filings with respect to Lessee in each jurisdiction in which Lessee conducts or has a place of business, (viii) certified copies of the articles of incorporation, the by-laws and applicable resolutions, and certificates of good standing and incumbency certificates, with respect to Lessee and Guarantor, as required by Lessor; (ix) opinions of counsel of Lessee and Guarantor, reasonably satisfactory in form and substance to Lessor, together with evidence of all other legal matters incident to the sale and leasing of the Equipment hereunder, as Lessor may require; (x) releases of liens and termination statements covering such of Lessee's assets as required by Lessor in connection with the sale and leasing of the Equipment hereunder, each of which shall be fully and properly executed, in recordable form, and sufficient in the opinion of counsel for Lessor to terminate the interest of the creditors of Lessee in such assets, (xi) such Uniform Commercial Code financing statements as may be required by Lessor, (xii) a certificate of an officer of Lessee confirming the placement of not less than $115,000,000 of new Senior Notes issued by Lessee, having a ten (10) year term, requiring no payment of principal until December, 2006, and of the purchase for cancellation or discharge and defeasance of $104,700,000 of Lessee's 10-3/4% Senior Secured Notes Due 2001, and that there are no unsatisfied conditions to such placement and redemption, and (xiii) such other documents as Lessor reasonably may request;

                    (2) all governmental consents, approvals or withholding of objections, necessary or appropriate in connection with the sale and leasing of the Equipment hereunder, shall have been obtained by Lessee and provided to Lessor;

                    (3) the funding of the Equipment hereunder shall occur on or before December 31, 1996;

                    (4) as of the date of execution of the Schedule, there shall have been (i) since the date of the most recent audited financial statements of Lessee, no material adverse change in the business, financial or other condition of Lessee or Guarantor, the industry in which it or they operate, the Equipment or the assets directly or indirectly securing that certain Amended and Restated Financing Agreement dated as of October 30, 1995, as amended as of December 17, 1996, as now or hereafter amended ( the "CIT Financing Agreement"), between The CIT Group/Business Credit, Inc. and Guarantor, now or hereafter owned by Lessee, or in the prospects or projections of Lessee and/or Guarantor, (ii) no litigation commenced which, if successful, would have a material adverse impact on Lessee or Guarantor, its or their businesses, or the ability of Lessee to pay its obligations pursuant to this Agreement, or which would question the validity or enforceability of this Agreement, and (iii) since the date of the most recent audited financial statements of Lessee, no material increase in the liabilities, or a material decrease in the assets, of Lessee; and

                (5) Lessee shall obtain and provide to Lessor, not more than one hundred eighty (180) days after the Basic Term Commencement Date, an Estoppel/Waiver Agreement in substantially the form attached hereto as Annex E, duly executed by each landlord and mortgagee (if applicable) with respect to the Equipment Location specified on the Schedule, in form and substance acceptable to Lessor. If Lessee fails timely to provide all such required Estoppel/Waiver Agreements, the implicit rate used to calculate the Basic Term Lease Factor specified on the Schedule shall be increased by two hundred (200) basis points from and after the expiration of such one hundred eighty (180) day period after the Basic Term Commencement Date until the date on which all required Estoppel/Waiver Agreements have been obtained and provided to Lessor.

       If all such required Estoppel/Waiver Agreements are not provided to Lessor within five hundred forty-five (545) days after the Basic Term Commencement Date, Lessor may elect (at its sole discretion) to terminate the Lease with respect to all of the Equipment described on the Schedule. On the termination date, Lessee shall purchase the Equipment on an AS IS BASIS (as hereinafter defined) for cash equal to the greater of (1) the Stipulated Loss Value, or (2) the Fair Market Value (as hereinafter defined), of the Equipment (plus all applicable sales taxes), together with all Rent and other amounts then due under such Schedule.

      Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder."

  (b) The first sentence of Section II(b) is hereby deleted and the following is inserted in lieu thereof:

      "Rent shall be paid to Lessor or its assignee at its address stated on the Schedule or, if directed by Lessor or its assignee, by remitting payments through such party's electronic payment system, except as otherwise directed by Lessor or its assignee."

  (c) The following is added to the end of Section III(b): "Such payment shall be made on an after-tax basis."

 (d) Section V(b) is hereby deleted and the following is inserted in lieu thereof:

      "(b)(i) Lessee will deliver to Lessor, within ninety (90) days of the close of each fiscal year of Lessee, Lessee's balance sheet and profit and loss statement, prepared in accordance with generally accepted accounting principles consistently applied ('GAAP') certified by a recognized firm of certified public accountants, together with Lessee's annual operating plan approved by Lessee's board of directors, which includes the monthly budget for the following year and integrates operating profits, and (ii) Lessee will deliver to Lessor quarterly, within forty-five (45) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's internally prepared consolidated income statement, statement of cash flows and balance sheet as of the end of such fiscal quarter certified by the chief financial officer of Lessee, which provides comparisons to the prior years' equivalent period and to Lessee's budget, together with a 'management letter' in form and content satisfactory to Lessor, and a certificate executed by the chief financial officer of Lessee certifying that no Default (as hereinafter defined) or event which, with the giving of notice or the lapse of time, or both, would become a Default has then occurred hereunder. In addition, upon request, Lessee shall provide to Lessor such additional financial information as reasonably may be required by Lessor."

 (e) The following is added to the end of Section V(c):

      "If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to Lessee in writing, and Lessee shall have thirty

      (30) days to rectify these discrepancies at its sole expense. Lessee shall pay all expenses of a re-inspection by a Lessor-appointed expert if corrective measures are required."

 (f) Section V(d) is hereby deleted and the following is inserted in lieu thereof:

      "Except as expressly set forth herein, Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule), and will not relocate the Equipment without the prior written consent of Lessor (such consent not to be unreasonably withheld). Notwithstanding the foregoing, Lessee may relocate items of the Equipment to locations within the continental United States without the prior written consent of Lessor upon satisfaction of the following conditions: (1) the aggregate Capitalized Lessor's Cost of all relocated equipment from an Equipment Location shall not exceed twenty-five percent (25%) of the original aggregate Capitalized Lessor's Cost of all of the Equipment at such Equipment Location (on an Equipment Location by Equipment Location basis);
      (2) Lessee shall provide to Lessor not less than thirty (30) days' prior written notice, identifying in reasonable detail the categories or items of Equipment to be relocated, the present Equipment Location and the proposed new location; (3) Lessee shall obtain and provide to Lessor an Estoppel/Waiver Agreement in the form of Annex E to the applicable Schedule from the landlord and each mortgagee with respect to the new location, such agreements to be in form and substance satisfactory to Lessor; (4) Lessee shall provide to Lessor such Uniform Commercial Code financing statements and related documents as reasonably may be required by Lessor in connection with such relocation; and (5) all costs and expenses incurred by Lessor in connection with such relocation shall be the responsibility of Lessee and paid to Lessor upon demand. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification."

 (g) Section VI(a) is hereby deleted and the following is inserted in lieu thereof:

      "(a) The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date."

  (h) Section VI is hereby amended by inserting the following new Subsection (e) at the end thereof:

      "(e) Provided that no Default (as hereinafter defined) shall then have occurred and be continuing, at Lessee's expense, upon thirty (30) days' prior written notice to Lessor, Lessee may elect to replace a unit of Equipment (a 'Substituted Item') with a new unit of Equipment (a 'Replacement Item'). Each Replacement Item shall be free and clear of all liens and encumbrances and shall have at least the value, residual value, utility and remaining useful life and be in as good an operating condition as the Substituted Item, assuming that the Substituted Item has been maintained in accordance with the provisions of this Agreement. Replacement pursuant hereto shall be limited to once per six (6) month period during the Term for any number of Substituted Items. The aggregate Capitalized Lessor's Cost of all Substituted Items replaced during each successive six (6) month period shall not exceed $100,000. Lessee shall pay to Lessor a fee of $2,500 in connection with each exercise by Lessee of the replacement option provided hereunder (which fee shall be applicable regardless of the number of units of Equipment replaced at any one time). Lessee shall execute and deliver to Lessor a Bill of Sale and an amended Annex A to the applicable Schedule with respect to each Replacement Item, together with such documents and instruments as reasonably may be required by Lessor in connection with such replacement, including (without limitation) Uniform Commercial Code financing statements, to be filed at Lessee's expense. Upon compliance by Lessee with the provisions hereof, Lessor will transfer to Lessee, on an AS IS BASIS (as hereinafter defined), all of Lessor's right, title and interest in and to the Substituted Item. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Substituted Item and any other matters (except that Lessor shall warrant that it conveyed whatever interest it received in such Substituted Item free and clear of any lien or encumbrance created by or through Lessor)."

 (i) The following is added to the end of the first sentence of Section VII(a):

      "and in a similar manner and fashion as if the Equipment were owned by Lessee; and in no event less than current industry standards. Lessee shall maintain the Equipment in an operable state and shall not discontinue operation of the Equipment during the Term. Lessee shall maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment, including (to the extent applicable) electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the Equipment operate to its original manufacturer's specifications."

 (j) The following is added to the end of Section XI(a):

      "Until Lessee fully has complied with the requirements of this Paragraph and Annex G, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued leasehold interest upon ten (10) days' notice to Lessee. In addition to these rents, Lessor shall have all of its other rights and remedies available as a result of this non-performance."

 (k) The following is added to the end of the first sentence of Section XII(a):

      "; there shall be an anticipatory repudiation by Plastic Containers, Inc. ('Guarantor') of its obligations pursuant to that certain Corporate Guaranty dated May 20, 1994, as now or hereafter amended (the 'Guaranty') or Guarantor shall be in Default (as such term is defined therein) under the Guaranty; or Guarantor sells, disposes or assigns any or all of its interest in or loses its management control of, Lessee; or Lessee is in default beyond any applicable notice and cure period under the Premises Lease or any other ground lease or premises lease of the Equipment Location (if the Equipment Location is leased by Lessee); or Lessee shall be in default under any material obligation for an original amount in excess of Five Million Dollars ($5,000,000) for borrowed money, for the deferred purchase price of property or any lease agreement; or Lessee is in default under any Schedule executed pursuant hereto."

 (l) Section XII(b) is hereby amended by inserting the following at the end thereof:

      "In addition to the foregoing rights, Lessor may cancel the lease pursuant to this Agreement as to any or all of the Equipment;

      may operate the Equipment in place (subject to the terms of any applicable premise leases with respect to the Equipment Location); may exercise any or all rights pursuant to any Deed of Trust or Collateral Assignment and/or may proceed against Guarantor pursuant to the Guaranty."

 (m) Section XIII is hereby deleted and the following is inserted in lieu thereof:

      "(a) Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of any assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee (each being herein referred to as an 'Assignee' and, collectively, as the 'Assignees') or as instructed by such Assignee. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its Assignee shall have all rights as 'Lessor' thereunder separately exercisable by such named Lessor or Assignee as the case may be, exclusively and independently of Lessor or any Assignee with respect to other Schedules executed pursuant hereto. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by such Assignee. Lessee hereby waives and agrees not to assert against any such Assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

      (b) Lessee acknowledges that it has been advised that the interest of Lessor in this Agreement, the Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more Assignees without the consent of Lessee (the 'Syndication'). Lessee agrees to cooperate with Lessor in connection with the Syndication, including the preparation of any offering materials and the participation of any relevant management of Lessee in any meetings with potential assignees, and will certify as true, correct and complete any description of Lessee and its affairs contained in such materials based upon information provided by

     Lessee; and the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Assignee; provided, however in no event shall Lessee be required to consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

(c) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto and of the Assignees."

 (n) In Section XV, each reference to "Lessor" shall be deemed to refer also to the Assignees.

 (o) Section XV is amended by adding the following new Paragraph (e):

     "(e) Lessee shall defend, indemnify and hold harmless Lessor, the Assignees, and their Affiliates, successors and assigns, directors, officers, employees and agents, from and against any Environmental Claim or Environmental Loss and, unless Lessee is then contesting in good faith such Environmental Claim or Environmental Loss and Lessee has set aside on its books appropriate reserves therefor, Lessee shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Loss.

     As used herein,

        (1) 'Adverse Environmental Condition' shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any Contaminant, odor or audible noise in violation of any Applicable Environmental Law, at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment in violation of any Applicable Environmental Law, or (iii) the violation, or alleged violation, of any Environmental Law connected with any Equipment.

        (2) 'Affiliate' shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

        (3) 'Contaminant' shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ('PCBs'), and radioactive substances.

        (4) 'Environmental Claim' shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

        (5) 'Environmental Emission' shall refer to any actual or threatened release, spill, omission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater, or property.

        (6) 'Environmental Law' shall mean any Federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ('CERCLA') (42 U.S.C. Section 9601 et
                                                                        --
     seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et
     ---                                                                      --
     seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et
     ---                                                                    --
     seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901
     ---
     et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic
     -- ---                                              -- ---
     Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal
                                                    -- ---
     Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et
                                                                        --
     seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et
     ---                                                                      --
     seq.), as these laws have been amended or supplemented, and any analogous
     ---
     foreign, Federal, state or local statutes, and the regulations promulgated pursuant thereto.

        (7) 'Environmental Loss' shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

        (8) 'Person' shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity."

  (p) In Section XVII(a), the words "this Agreement and all related documents" are deleted and the following inserted in lieu thereof: "this Agreement, the Schedule, the Premises Lease, the Collateral Assignment and all related documents".

  (q) In Section XVIII(a), the words "such Schedule" are deleted and the following is inserted in lieu thereof: "all Schedules designated as Series A".

 (r) The following new Paragraph (e) is added to Section XVIII:

     "  (e)  Notwithstanding anything to the contrary contained in Paragraphs
     (a) through (d) of this Section, on the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no Default exists hereunder, terminate this Agreement as of a Rent Payment Date as to all (but not less than all) of the Equipment specified on Schedules A-3, A-4, A-5 and A-6, upon at least ninety (90) days' prior written notice to Lessor. If Lessee exercises this option, on the First Termination Date, Lessee shall return the Equipment described on such Schedule to Lessor, in accordance with the terms of Section XI hereof and Annex G to the applicable Schedule, and shall pay to Lessor a fee calculated as sixty-seven and one-half percent (67.5%) of the aggregate Capitalized Lessor's Cost of the Equipment described on such Schedule, together with all rent and other sums due and unpaid with respect to such Schedule as of the First Termination Date."

 (s) Section XIX is hereby deleted and the following is inserted in lieu thereof:

     "XIX.  SPECIAL PURCHASE OPTION:

     (a) So long as no Default with respect to the payment of rent or any other sum hereunder then exists hereunder and the Term has not been earlier terminated, upon at least thirty (30) days' but not more than two hundred seventy (270) days' prior written irrevocable notice to Lessor, Lessee may purchase all (but not less than all) of the Equipment described on any Schedule designated as Series A on an AS IS BASIS, on the FMV Special Purchase Option Date specified in the applicable Schedule, for cash equal to the FMV Special Purchase Option Price of such Equipment (as specified in the applicable Schedule). Lessor and Lessee agree that the FMV Special Purchase Option Price is a reasonable prediction of the Fair Market Value of such Equipment at the time the option is exercisable. Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of such Equipment, then at the time of such option being exercised, Lessor and Lessee shall adjust the FMV Special Purchase Option Price to reflect any addition to the price anticipated to result from such improvement.

     (b) If Lessee exercises the option specified in Paragraph (a) hereof, then on the FMV Special Purchase Option Date, Lessee shall pay to Lessor any accrued but unpaid rent then due (expressly excluding the rent due on the next succeeding Rent Payment Date) and any other sums due and unpaid on the FMV Special Purchase Option Date, together with the FMV Special Purchase Option Price, plus all applicable sales taxes, in immediately available funds.

     (c) If, at any time during the Term, Lessee determines that it wishes to terminate production at the Equipment Location specified on a Schedule designated as Series A and to cannibalize the production line by relocating items of the Equipment to other Lessee production facilities on a piece-meal basis (without relocating the entire production line), Lessee shall provide notice thereof to Lessor and, so long as no Default exists hereunder, Lessee shall terminate the lease as to all items of the Equipment at such Equipment Location, as of the next Rent

     Payment Date (the 'Special Termination Date') upon at least ninety (90) days' prior written notice to Lessor. On the Special Termination Date, Lessee shall purchase all such items of the Equipment on an AS IS BASIS for cash equal to the greater of (1) the then Termination Value, or (2) the then Fair Market Value, of such items of the Equipment (plus all applicable sales taxes), together with all rent and other amounts then due hereunder with respect to such items of the Equipment. At Lessor's sole discretion, if requested by Lessee, in lieu of terminating the lease Lessee may continue the lease as to certain items of the Equipment which have been relocated by Lessee in connection with the termination of production at the Equipment Location and/or may continue the lease with respect to certain items of the Equipment which remain at the Equipment Location on the applicable Schedule as to which Lessee has terminated production even though Lessee may discontinue use of such items of the Equipment. In connection with any such continued lease, Lessee shall provide to Lessor such documents and instruments as reasonably may be required by Lessor.

  (t) in Section XX(c), the fourth sentence is deleted and the following inserted in lieu thereof:

     "All notices required to be given hereunder shall be deemed adequately given if sent by certified mail, or delivered in person or by overnight courier service, to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing."

 (u) Section XX is hereby amended by inserting the following Subsections at the end thereof:

     " (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        (g) The representations, warranties and covenants of Lessee herein shall be deemed to survive the closing hereunder. The obligations of Lessee under Sections III, IV, XI, and XV which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

        (h) Whether or not any Equipment is leased hereunder, Lessee shall pay upon demand all fees, commissions, costs, charges and other expenses incurred by Lessor in connection with the commitment expressed in that certain letter dated November 26, 1996, between Lessor and Lessee and the documenting and servicing of the facility described in such letter, including (but not limited to) fees and expenses of Lessor's counsel, insurance premiums, transfer taxes, lien searches and all recording fees and charges."

(v) The following new Sections are added to the end of Agreement:

    XXI.    CHOICE OF LAW; JURISDICTION:

        THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

XXII.  CHATTEL PAPER:

        To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked 'Original' and all other counterparts shall be marked 'Duplicate'.

     XXIII.   INTENT; TITLE; ADDITIONAL COLLATERAL:

        (a) It is the express intent of the parties that this Agreement constitute a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its lease hold interest solely as Lessee subject to all the terms and conditions hereof. The parties agree that the lease is a 'Finance Lease' as defined in Uniform Commercial Code Article 2A --Leases ('Article 2A'). Lessee acknowledges: (a) that Lessee has selected the 'Supplier' (as defined in Article 2A) and directed Lessor to purchase the Equipment from the Supplier; (b) that Lessee has been informed in writing in this Lease, before signing this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the contract by which Lessor acquired the Equipment, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee in Article 2A and any rights now or hereafter conferred by statute or otherwise which may limit or modify any of Lessor's rights or remedies under Section XII hereof; provided, however, that such waiver shall not preclude Lessee from asserting any claim of Lessee against Lessor in a separate cause of action; and provided further that such waiver shall not affect Lessor's obligations of good faith, diligence, reasonableness and care.

        (b) Notwithstanding the express intent of the parties, should a court of competent jurisdiction determine that this Agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the lease, the Equipment, and all accessions thereto, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof (but without power of sale); to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee (or any affiliate of Lessee) to Lessor, now existing or hereafter created. For the purposes of this paragraph, this Agreement, the Schedule, or a photocopy of either thereof may be filed as a financing statement under the Uniform Commercial Code.

     XXIV.  END OF TERM OPTIONS:


     (a) So long as no Default exists hereunder and the Term has not been earlier terminated, Lessee shall have the option upon the expiration of the Basic Term of the Schedule upon at least one hundred eighty (180) days' prior written notice to Lessor, to renew the Term with respect to, or to purchase, all (but not less than all) of the Equipment described on such Schedule upon the following terms and conditions:

        (1) Upon expiration of the Basic Term, Lessee may elect to renew the Term with respect to all, but not less than all, of such Equipment for a renewal term of thirty-one (31) months (the "Renewal Term") at a monthly rent calculated as 1.279720% of the Capitalized Lessor's Cost of such
                        --------
     Equipment.

        (2) Upon expiration of the Basic Term, Lessee may elect to purchase all (but not less than all) of such Equipment on the Basic Term Expiration Date on an AS IS BASIS for cash equal to the greater of (x) thirty-five percent (35%) of the Capitalized Lessor's Cost of such Equipment, or (2) the then Fair Market Value of such Equipment (plus all applicable sales taxes). On the Basic Term Expiration Date, Lessee shall pay to Lessor in immediately available funds the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal).

        (3) If Lessee timely exercises its renewal option above, then, upon expiration of the Renewal Term, so long as no

     Default exists hereunder, Lessee may elect, upon at least one hundred eighty (180) days' prior written notice to Lessor:

          (A) further to renew the Term with respect to all, but not less than all, of such Equipment for an additional renewal term and at a periodic rent subject to mutual agreement of the parties; or

          (B) to purchase on the expiration date of the first Renewal Term all (but not less than all) of such Equipment on an AS IS BASIS for cash equal to the then Fair Market Value of such Equipment (plus all applicable sales taxes). On the expiration date of the first Renewal Term, Lessor shall receive in cash the full purchase price (plus all applicable sales taxes), together with any rent or other sums then due hereunder on such date. Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is determined (by agreement or appraisal).

          (C) If Lessee is then in Default under the Lease, or if Lessee fails timely to elect to renew the Term pursuant to Paragraph A above, or to purchase the Equipment pursuant to Paragraph B above, then on the expiration date of the Renewal Term, Lessee shall return such Equipment in full compliance with Section XI of the Agreement and Annex G to the Schedule on or prior to the expiration date of the Renewal Term.

       (b) 'Fair Market Value' shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis; and (iii) costs of removal from the current location shall not be a deduction from such valuation. If Lessor and Lessee are unable to agree on the Fair Market Value at least one hundred thirty-five (135) days before expiration of the Term, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal."

  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Series A Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

NYNEX CREDIT COMPANY                    CONTINENTAL PLASTIC CONTAINERS, INC.

By:_______________________________      By:_______________________________
Name:_____________________________      Name:_____________________________
Title:____________________________      Title:____________________________



                                        Attest:


                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

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